MARSHALL FUNDS, INC.

Supplement dated December 29, 2010 to:

The Prospectuses for the Funds dated December 29, 2010

M&I Investment Management Corp. (the “Adviser”), the investment adviser to each Fund, is a wholly-owned subsidiary of Marshall & Ilsley Corporation (“M&I Corp.”). On December 17, 2010, BMO Financial Group (“BMO”) and M&I Corp. announced that they have entered into a definitive agreement under which BMO will acquire all outstanding shares of common stock of M&I Corp. in a stock-for-stock transaction. The transaction is expected to close prior to July 31, 2011, subject to customary closing conditions, including regulatory approvals and approval from shareholders of M&I Corp.

This supplement should be retained with your Prospectus for future reference.

Prospectus

December 29, 2010

Equity Funds	Investor Class (Class Y)	Institutional Class (Class I)

Marshall Large-Cap Value Fund	MREIX	MLVIX

Marshall Large-Cap Growth Fund	MASTX	MLCIX

Marshall Large-Cap Focus Fund	MLYFX	MLIFX

Marshall Mid-Cap Value Fund	MRVEX	MRVIX

Marshall Mid-Cap Growth Fund	MRMSX	MRMIX

Marshall Small-Cap Growth Fund	MRSCX	MSGIX

Marshall International Stock Fund	MRISX	MRIIX

Marshall Emerging Markets Equity Fund	MEMYX	MIEMX

Income Funds

Marshall Ultra Short Tax-Free Fund	MUYSX	MUISX

Marshall Short-Term Income Fund	MSINX	MSIFX

Marshall Short-Intermediate Bond Fund	MAIBX	MIBIX

Marshall Intermediate Tax-Free Fund	MITFX	MIITX

Marshall Government Income Fund	MRGIX	MGIIX

Marshall Corporate Income Fund	MCIYX	MCIIX

Marshall Aggregate Bond Fund	MABYX	MRAIX

Marshall Core Plus Bond Fund	MCYBX	MCBIX

Money Market Funds

Marshall Government Money Market Fund	MGYXX	MGNXX

Marshall Tax-Free Money Market Fund	MTFXX	MFIXX

Marshall Prime Money Market Fund	MARXX	MAIXX

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investor Class
(Class Y)
Institutional Class
(Class I)

FUND SUMMARY

Marshall Large-Cap Value Fund

Investment Objective:

To provide capital appreciation and above-average dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.52%	0.27%
Total Annual Fund Operating Expenses	1.27%	1.02%
Fee Waiver and Expense Reimbursement(2)	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$400	$322
5 Years	$694	$560
10 Years	$1,531	$1,245

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size to those within the Russell 1000® Value Index. These large-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 1000® Value Index, which was approximately $193 million to $301 billion as of August 31, 2010. The median market capitalization of companies in the Russell 1000® Value Index as of the same period was $3.8 billion. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue an above average yield. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

EQUITY FUNDS	1

Marshall Large-Cap Value Fund (cont.)

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was (0.84)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.75%
Worst quarter	9/30/2002	(17.64)%

Average Annual Total Returns through 12/31/2009

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	11.64%	0.06%	1.60%
Return After Taxes on Distributions	11.39%	(1.08)%	0.57%
Return After Taxes on Distributions and Sale of Fund Shares	7.85%	0.02%	1.15%
Class I (Inception 2/1/08)
Return Before Taxes	12.02%	N/A	(10.55)%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	19.69%	(0.25)%	2.47%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	24.96%	0.28%	0.85%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index (LLCVFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Daniel P. Brown, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since June 2004 and has been employed by the Adviser since 1997.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment

2	EQUITY FUNDS

Marshall Large-Cap Value Fund (cont.)

professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	3

Marshall Large-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.54%	0.29%
Total Annual Fund Operating Expenses	1.29%	1.04%
Fee Waiver and Expense Reimbursement(2)	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$404	$326
5 Years	$703	$569
10 Years	$1,552	$1,266

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size to those within the Russell 1000® Growth Index. These large-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 1000® Growth Index, which was approximately $684 million to $301 billion as of August 31, 2010. The median market capitalization of companies in the Russell 1000® Growth Index as of the same period was $4.7 billion. The Adviser looks for high quality companies with sustainable earnings growth that are available at reasonable prices.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests

4	EQUITY FUNDS

Marshall Large-Cap Growth Fund (cont.)

its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 1.57%.

During the periods shown in the bar chart for the Fund: Quarter Ended Returns

	Quarter Ended	Returns
Best quarter	9/30/2009	15.99%
Worst quarter	12/31/2008	(22.17)%

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	34.39%	1.12%	(1.93)%
Return After Taxes on Distributions	34.34%	0.23%	(2.48)%
Return After Taxes on Distributions and Sale of Fund Shares	22.41%	0.88%	(1.68)%
Class I (Inception 2/1/08)
Return Before Taxes	34.65%	N/A	(4.57)%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	(3.99)%
LLCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	38.50%	1.01%	(4.51)%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 1000® Growth Index (Russell 1000® Growth) measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index (LLCGFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. Alan K. Creech and Robert G. Cummisford co-manage the Fund. Mr. Creech, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since March 2007 and has been employed by the Adviser since 2004. Mr. Cummisford, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since March 2007 and has been employed by the Adviser since 2004.

EQUITY FUNDS	5

Marshall Large-Cap Growth Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	EQUITY FUNDS

Marshall Large-Cap Focus Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.91%	0.66%
Total Annual Fund Operating Expenses	1.41%	1.16%
Fee Waiver and Expense Reimbursement(2)	0.51%	0.51%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.90%	0.65%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.90% for Class Y and 0.65% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$92	$66
3 Years	$396	$318

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies. Large-sized companies are those companies, at the time of purchase, similar in size to those within the S&P 500® Index, which was approximately $977 million to $301 billion as of August 31, 2010. The median market capitalization of companies in the S&P 500® Index as of the same period was $9.0 billion. The Fund normally invests in approximately 40 to 55 stocks.

The Adviser’s investment process begins with a top down business cycle analysis and then focuses on companies with positive fundamental change characteristics such as enhancing revenues, improving profit margins, and/or increasing cash flows.

The Fund, from time to time, maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

EQUITY FUNDS	7

Marshall Large-Cap Focus Fund (cont.)

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by Fund management will produce the desired results.

Cash Risks. To the extent the Fund holds cash or cash equivalents rather than securities, this could cause the Fund to not achieve its investment objective and could negatively affect the Fund’s performance.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. Carl Goldsmith, Marla Ryan, CFA, and Brenda Cullen co-manage the Fund. Mr. Goldsmith, a senior vice president of Delta Asset Management, an operating division of the Adviser, has co-managed the Fund since its inception in August 2010. Ms. Ryan, a senior vice president of Delta Asset Management, has co-managed the Fund since its inception in August 2010. Ms. Cullen, a vice president and senior equity analyst of Delta Asset Management, has co-managed the Fund since its inception in August 2010.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	EQUITY FUNDS

Marshall Mid-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.52%	0.27%
Total Annual Fund Operating Expenses	1.27%	1.02%
Fee Waiver and Expense Reimbursement(2)	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$400	$322
5 Years	$694	$560
10 Years	$1,531	$1,245

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size to those within the Russell Midcap® Value Index. These mid-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell Midcap® Value Index, which was approximately $193 million to $22.6 billion as of August 31, 2010. The median market capitalization of companies in the Russell Midcap® Value Index as of the same period was $3.1 billion. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 400® Index, higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing

EQUITY FUNDS	9

Marshall Mid-Cap Value Fund (cont.)

values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 8.47%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	21.90%
Worst quarter	12/31/2008	(22.55)%

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	36.63%	1.09%	7.80%
Return After Taxes on Distributions	36.51%	(0.26)%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares	23.97%	0.82%	6.45%
Class I (Inception 2/1/08)
Return Before Taxes	36.94%	N/A	(4.78)%
RMCVI (reflects no deduction for fees, expenses or taxes)	34.20%	1.98%	7.57%
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	39.74%	1.89%	6.28%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell Midcap® Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap® Index

10	EQUITY FUNDS

Marshall Mid-Cap Value Fund (cont.)

with lower price-to-book ratios and lower forecasted growth values. Those companies are also included in the Russell 1000® Value Index.

The Lipper Mid-Cap Value Funds Index (LMCVFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Matthew B. Fahey, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since June 1997 and has been employed by the Adviser since 1984.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	11

Marshall Mid-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.50%	0.25%
Total Annual Fund Operating Expenses	1.25%	1.00%
Fee Waiver and Expense Reimbursement(2)	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$396	$317
5 Years	$685	$551
10 Years	$1,510	$1,224

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size to those within the Russell Midcap® Growth Index. These mid-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell Midcap® Growth Index, which was approximately $684 million to $14.8 billion as of August 31, 2010. The median market capitalization of companies in the Russell Midcap® Growth Index as of the same period was $3.4 billion. The Adviser selects stocks of companies with growth characteristics, including companies with above average earnings growth potential and companies where significant changes are taking place, such as new products, services or methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

12	EQUITY FUNDS

Marshall Mid-Cap Growth Fund (cont.)

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 13.91%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	3/31/2000	22.12%
Worst quarter	9/30/2001	(23.19)%

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	33.64%	2.33%	(1.39)%
Return After Taxes on Distributions	33.64%	2.16%	(2.16)%
Return After Taxes on Distributions and Sale of Fund Shares	21.87%	1.96%	(1.49)%
Class I (Inception 2/1/08)
Return Before Taxes	34.02%	N/A	(5.69)%
RMCGI (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	(0.52)%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	42.65%	3.35%	(1.47)%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell Midcap® Growth Index (RMCGI) measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Those companies are also included in the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index (LMCGFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. Kenneth S. Salmon and Patrick M. Gundlach co-manage the Fund. Mr. Salmon, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since December 2004 and has been employed by the Adviser since 2000. Mr. Gundlach, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since July 2007 and has been employed by the Adviser since 2004.

EQUITY FUNDS	13

Marshall Mid-Cap Growth Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	EQUITY FUNDS

Marshall Small-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.50%	0.25%
Total Annual Fund Operating Expenses	1.50%	1.25%
Fee Waiver and Expense Reimbursement(2)	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.44%	1.19%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.44% for Class Y and 1.19% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through

December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$147	$121
3 Years	$468	$391
5 Years	$813	$681
10 Years	$1,785	$1,506

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of small-sized U.S. companies similar in size to those within the Russell 2000® Growth Index. These small-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Growth Index, which was approximately $21 million to $2.8 billion as of August 31, 2010. The median market capitalization of companies in the Russell 2000® Growth Index as of the same period was $413 million. The Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services or methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests

EQUITY FUNDS	15

Marshall Small-Cap Growth Fund (cont.)

its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y —Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 15.19%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2001	31.02%
Worst quarter	9/30/2001	(27.21)%

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	46.81%	4.58%	3.07%
Return After Taxes on Distributions	46.81%	3.11%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	30.42%	3.53%	2.29%
Class I (Inception 2/1/08)
Return Before Taxes	47.08%	N/A	(2.29)%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	34.46%	0.87%	(1.37)%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	38.03%	0.25%	(0.63)%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index (LSCGFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. Kenneth S. Salmon and Patrick M. Gunlach co-manage the Fund. Mr. Salmon, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since December 2004 and has been employed by the Adviser since 2000. Mr. Gundlach, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since July 2007 and has been employed by the Adviser since 2004.

16	EQUITY FUNDS

Marshall Small-Cap Growth Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	17

Marshall International Stock Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.81%	0.56%
Total Annual Fund Operating Expenses	1.81%	1.56%
Fee Waiver and Expense Reimbursement(2)	0.36%	0.36%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.45%	1.20%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.45% for Class Y and 1.20% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$148	$122
3 Years	$534	$457
5 Years	$946	$816
10 Years	$2,097	$1,826

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of any sized companies located outside the United States. In determining whether an issuer is located outside of the United States, the portfolio managers may consider (i) the issuer’s domicile, (ii) the primary trading market for the issuer’s securities, or (iii) the location from where the issuer derives a majority of its revenue and the location of the issuer’s principal business operations. The Fund’s sub-advisers, Trilogy Global Advisors, LLC (Trilogy) and Acadian Asset Management, LLC (Acadian), each manage approximately 50% of the Fund’s portfolio.

Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies with attractive returns on equity, earnings growth and a strong capital structure.

Acadian uses a quantitative strategy with a focus on valuations to target attractively valued companies that also have positive earnings and price characteristics. Acadian selects stocks for the Fund’s portfolio using models that incorporate multiple factors designed to construct an optimal portfolio while keeping benchmark-relative risk to the desired level. These factors include, among others, price-to-cash earnings, changes in expected growth and changes in operating margins.

Effective September 1, 2005, Acadian was added as an additional sub-adviser to the Fund to manage approximately 50% of the Fund’s portfolio. Prior to September 1, 2005, Trilogy was the sole sub-adviser to the Fund.

18	EQUITY FUNDS

Marshall International Stock Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 3.44%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	23.27%
Worst quarter	9/30/2008	(23.75)%

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year
Class Y
Return Before Taxes	26.67%	0.59%	(2.10)%
Return After Taxes on Distributions	26.13%	(0.34)%	(2.89)%
Return After Taxes on Distributions and Sale of Fund Shares	18.05%	0.83%	(1.76)%
Class I
Return Before Taxes	27.00%	0.94%	(1.79)%
EAFE (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%
LIMCCI (reflects deduction of fees and no deduction for sales charges or taxes)	33.71%	4.58%	2.27%
LILCCI (reflects deduction of fees and no deduction for sales charges or taxes)	29.23%	3.26%	0.99%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

EQUITY FUNDS	19

Marshall International Stock Fund (cont.)

The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a market capitalization-weighted equity index of international stocks designed to represent the performance of a number of developed markets outside of North America.

The Lipper International Multi-Cap Core Index (LIMCCI) is an average of the 30 largest mutual funds in this Lipper category.

The Lipper International Large-Cap Core Index (LILCCI) is an average of the 30 largest mutual funds in this Lipper category.

The LILCCI is replacing the LIMCCI. Lipper has reclassified the Fund based on a review of the Fund’s current portfolio holdings. The LIMCCI will be excluded going forward.

Management of the Fund

Adviser. M&I Investment Management Corp.

Sub-Advisers. Trilogy Global Advisors, LLC and Acadian Asset Management, LLC.

Portfolio Managers (Trilogy). William Sterling, Robert Beckwitt and Gregory J. Gigliotti co-manage the portion of the Fund’s assets managed by Trilogy. Mr. Sterling, Chief Investment Officer and Senior Portfolio Manager at Trilogy, has been with Trilogy since 1999. Mr. Beckwitt, Managing Director and Senior Portfolio Manager at Trilogy, has been with Trilogy since 2001. Mr. Gigliotti, Managing Director and Senior Portfolio Manager at Trilogy, has been with Trilogy since 2002.

Portfolio Manager (Acadian). Brian K. Wolahan manages the portion of the Fund’s assets managed by Acadian. Mr. Wolahan, Co-Director of Research and a Senior Portfolio Manager at Acadian, has been with Acadian since 1990.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20	EQUITY FUNDS

Marshall Emerging Markets Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.87%	0.62%
Total Annual Fund Operating Expenses	1.87%	1.62%
Fee Waiver and Expense Reimbursement(2)	0.37%	0.37%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.50%	1.25%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.50% for Class Y and 1.25% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$153	$127
3 Years	$552	$475
5 Years	$977	$846
10 Years	$2,160	$1,891

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. The Fund’s sub-adviser, Trilogy Global Advisors, LLC (Trilogy), considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies of any size in emerging markets with attractive returns on equity, earnings growth and a strong capital structure.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing

EQUITY FUNDS	21

Marshall Emerging Markets Equity Fund (cont.)

values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the past year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar year 2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 11.27%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	32.53%
Worst quarter	3/31/2009	(1.97)%

Average Annual Total Returns through 12/31/09

	1 Year	Since Inception
Class Y (Inception 12/23/08)
Return Before Taxes	67.91%	68.30%
Return After Taxes on Distributions	65.85%	66.25%
Return After Taxes on Distributions and Sale of Fund Shares	44.43%	57.04%
Class I (Inception 12/23/08)
Return Before Taxes	68.29%	68.68%
EMI (reflects no deduction for fees, expenses or taxes)	78.51%	79.99%
LEMI (reflects deduction of fees and no deduction for sales charges or taxes)	74.25%	77.66%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia.

The Lipper Emerging Markets Fund Index (LEMI) is an average of the 30 largest mutual funds in this Lipper category.

22	EQUITY FUNDS

Marshall Emerging Markets Equity Fund (cont.)

Management of the Fund

Adviser. M&I Investment Management Corp.

Sub-Adviser. Trilogy Global Advisors, LLC.

Portfolio Managers. Pablo Salas, William Sterling and Robert Beckwitt co-manage the Fund. Mr. Salas, Managing Director and Senior Portfolio Manager at Trilogy, has co-managed the Fund since its inception in December 2008 and has been with Trilogy since 2005. Mr. Sterling, Chief Investment Officer and Senior Portfolio Manager at Trilogy, has co-managed the Fund since its inception in December 2008 and has been with Trilogy since 1999. Mr. Beckwitt, Managing Director and Senior Portfolio Manager at Trilogy, has co-managed the Fund since its inception in December 2008 and has been with Trilogy since 2001.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	23

Marshall Ultra Short Tax-Free Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.51%	0.26%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Total Annual Fund Operating Expenses	0.73%	0.48%
Fee Waiver and Expense Reimbursement(3)	0.16%	0.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.57%	0.32%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y and 0.30% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$58	$33
3 Years	$217	$138
5 Years	$390	$253
10 Years	$891	$588

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period October 1, 2009 (commencement of operations) to August 31, 2010, the Fund’s portfolio turnover rate (not annualized) was 83% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one year or less. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund invests primarily in municipal securities within the investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. The Fund also may invest up to 20% of its assets in municipal securities that are below investment grade (also known as high yield securities or “junk bonds”) rated BB- or higher or unrated and considered by the Adviser to

24	INCOME FUNDS

Marshall Ultra Short Tax-Free Fund (cont.)

be comparable in quality at the time of purchase. Municipal securities include fixed and floating rate debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). Fund investments are selected after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value (NAV) of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risk. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risk. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

High Yield Securities Risks. High yield securities tend to be more sensitive to economic conditions than are higher-rated securities and generally involve more credit risk than securities in the higher-rated categories. The risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. Craig J. Mauermann and Duane A. McAllister co-manage the Fund. Mr. Mauermann, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since its inception in October 2009 and has been employed by the Adviser since 2004. Mr. McAllister, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since its inception in October 2009 and has been employed by the Adviser since 2007.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program

INCOME FUNDS	25

Marshall Ultra Short Tax-Free Fund (cont.)

for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	INCOME FUNDS

Marshall Short-Term Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.58%	0.33%
Acquired Fund Fees and Expenses(2)	0.04%	0.04%
Total Annual Fund Operating Expenses	0.82%	0.57%
Fee Waiver and Expense Reimbursement(3)	0.18%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.64%	0.39%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.60% for Class Y and 0.35% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$65	$40
3 Years	$244	$164
5 Years	$437	$300
10 Years	$997	$696

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in fixed income securities. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and bank instruments, repurchase agreements and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments (including securities with credit ratings below investment grade, commonly known as high-yield securities). The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

INCOME FUNDS	27

Marshall Short-Term Income Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 5.25%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	4.02%
Worst quarter	9/30/2008	(2.68)%

28	INCOME FUNDS

Marshall Short-Term Income Fund (cont.)

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	11.55%	4.10%	4.32%
Return After Taxes on Distributions	10.19%	2.61%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares	7.46%	2.61%	2.64%
Class I (Inception 6/1/07)
Return Before Taxes	11.82%	N/A	4.76%
ML 1-3 (reflects no deduction for fees, expenses or taxes)	3.84%	4.27%	4.80%
LSTIDI (reflects deduction of fees and no deduction for sales charges or taxes)	10.26%	3.21%	3.92%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The BofA Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML1-3) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. ML1-3 is produced by Merrill Lynch Pierce Fenner & Smith.

The Lipper Short-Term Investment Grade Debt Funds Index (LSTIDI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Vincent S. Russo, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since January 2002.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	29

Marshall Short-Intermediate Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.53%	0.28%
Total Annual Fund Operating Expenses	0.93%	0.68%
Fee Waiver and Expense Reimbursement(2)	0.13%	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.80%	0.55%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$82	$56
3 Years	$283	$204
5 Years	$502	$366
10 Years	$1,131	$834

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 373% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and repurchase agreements and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of two to eight years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

30	INCOME FUNDS

Marshall Short-Intermediate Bond Fund (cont.)

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 9.08%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	17.52%
Worst quarter	12/31/2008	(7.76)%

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	26.81%	4.23%	5.13%
Return After Taxes on Distributions	24.82%	2.58%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	17.24%	2.62%	3.26%
Class I (Inception 6/1/07)
Return Before Taxes	27.15%	N/A	5.52%
BGCI (reflects no deduction for fees, expenses or taxes)	5.24%	4.66%	5.93%
LSIDF (reflects deduction of fees and no deduction for sales charges or taxes)	11.73%	3.90%	4.96%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

INCOME FUNDS	31

Marshall Short-Intermediate Bond Fund (cont.)

The Barclays Intermediate Governmental/Credit Index (BGCI) is an index comprised of government and corporate bonds rated BBB or higher with maturities between one and ten years.

The Lipper Short-Intermediate Investment Grade Debt Funds Index (LSIDF) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Jason D. Weiner, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since October 2001 and has been employed by the Adviser since 1993.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32	INCOME FUNDS

Marshall Intermediate Tax-Free Fund

Investment Objective:

To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.30%	0.30%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.46%	0.41%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.77%	0.72%
Fee Waiver and Expense Reimbursement(4)	0.21%	0.21%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.56%	0.51%

(1)	The Fund’s management fee information in the fee table has been restated. Effective December 27, 2010, the Fund’s management fee was reduced from 0.60% to 0.30%.

(2)	Class Y’s expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust). Other Expenses for Class I are based on estimated amounts for the current fiscal year.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y and 0.50% for Class I through December 31,
2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$57	$52
3 Years	$225	$209
5 Years	$407	$380
10 Years	$935	$875

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. Municipal securities include debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund normally

INCOME FUNDS	33

Marshall Intermediate Tax-Free Fund (cont.)

maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance information for Class I shares is not shown because the Class does not have a full calendar year of performance. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 6.40%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	9/30/2008	(2.08)%

34	INCOME FUNDS

Marshall Intermediate Tax-Free Fund (cont.)

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year
Class Y
Return Before Taxes	12.86%	4.37%	5.09%
Return After Taxes on Distributions	12.82%	4.21%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	4.22%	4.92%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	8.87%	4.39%	5.42%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	11.36%	3.54%	4.66%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

The Barclays Capital Municipal Bond 1-15 Year Blend Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.

The Lipper Intermediate Municipal Debt Funds Index (LIMDI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. John D. Boritzke and Duane A. McAllister co-manage the Fund. Mr. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception in 1994 and has been employed by the Adviser since November 1983. Mr. McAllister, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since June 2007 and has been employed with the Adviser since 2007.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	35

Marshall Government Income Fund

Investment Objective:

To provide current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.48%	0.23%
Total Annual Fund Operating Expenses	0.88%	0.63%
Fee Waiver and Expense Reimbursement(2)	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.80%	0.55%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$82	$56
3 Years	$273	$194
5 Years	$480	$343
10 Years	$1,077	$779

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 383% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in U.S. government securities. The securities in which the Fund invests generally will have a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation.

The Fund also may invest in non-agency asset-backed and mortgage-backed securities.

The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are

36	INCOME FUNDS

Marshall Government Income Fund (cont.)

used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 6.78%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.39%
Worst quarter	6/30/2004	(0.97)%

INCOME FUNDS	37

Marshall Government Income Fund (cont.)

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	12.71%	5.05%	5.71%
Return After Taxes on Distributions	11.03%	3.25%	3.80%
Return After Taxes on Distributions and Sale of Fund Shares	8.20%	3.23%	3.73%
Class I (Inception 6/1/07)
Return Before Taxes	13.11%	N/A	6.92%
BMBSI (reflects no deduction for fees, expenses or taxes)	5.89%	5.78%	6.46%
LUSMI (reflects deduction of fees and no deduction for sales charges or taxes)	9.20%	4.60%	5.48%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays U.S. Mortgage-Backed Securities Index (BMBSI) is an index that includes 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.

The Lipper U.S. Mortgage Funds Index (LUSMI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Jason D. Weiner, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2001 and has been employed by the Adviser since 1993.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For

Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment

Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38	INCOME FUNDS

Marshall Corporate Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.82%	0.57%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.09%	0.84%
Fee Waiver and Expense Reimbursement(3)	0.27%	0.27%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.82%	0.57%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$84	$58
3 Years	$320	$241
5 Years	$575	$439
10 Years	$1,304	$1,012

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in corporate debt securities, including convertible debt securities. Although the Fund will invest primarily in U.S. dollar denominated securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” and in foreign debt securities. The Fund also may invest in U.S. government securities and asset-backed and mortgage-backed securities.

The Fund’s sub-adviser is Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser. TCH uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to fifteen years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its maturity date.

INCOME FUNDS	39

Marshall Corporate Income Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

High Yield Securities Risks. High yield securities tend to be more sensitive to economic conditions than are higher-rated securities and generally involve more credit risk than securities in the higher-rated categories. The risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the past year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar year 2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 10.50%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	10.83%
Worst quarter	12/31/2009	1.78%

40	INCOME FUNDS

Marshall Corporate Income Fund (cont.)

Average Annual Total Returns through 12/31/09

	1 Year	Since Inception
Class Y (Inception 12/23/08)
Return Before Taxes	23.60%	23.19%
Return After Taxes on Distributions	21.28%	20.92%
Return After Taxes on Distributions and Sale of Fund Shares	15.23%	18.34%
Class I (Inception 12/23/08)
Return Before Taxes	23.89%	23.49%
BCCI (reflects no deduction for fees, expenses or taxes)	16.04%	16.25%
LIIGI (reflects deduction of fees and no deduction for sales charges or taxes)	14.30%	14.79%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Capital U.S. Credit Index (BCCI) is an index that covers U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

The Lipper Intermediate Investment Grade Index (LIIGI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, a majority-owned subsidiary of the Adviser.

Portfolio Managers. Tere Alvarez Canida, Alan M. Habacht and William J. Canida co-manage the Fund. Ms. Alvarez-Canida, President and Managing Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1985. Mr. Habacht, Vice President and Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1987. Mr. Canida, Vice President and Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1985.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares.

An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For

Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	41

Marshall Aggregate Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.47%	0.22%
Total Annual Fund Operating Expenses	0.87%	0.62%
Fee Waiver and Expense Reimbursement(2)	0.07%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.80%	0.55%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$82	$56
3 Years	$271	$191
5 Years	$475	$339
10 Years	$1,066	$768

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 449% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and repurchase agreements and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income

42	INCOME FUNDS

Marshall Aggregate Bond Fund (cont.)

securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2008-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 8.89%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	12.30%
Worst quarter	9/30/2008	(4.96)%

Average Annual Total Returns through 12/31/09

	1 Year	Since Inception
Class Y (Inception 6/1/07)
Return Before Taxes	21.18%	8.10%
Return After Taxes on Distributions	19.26%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	13.63%	5.53%
Class I (Inception 6/1/07)
Return Before Taxes	21.48%	8.37%
BABI (reflects no deduction for fees, expenses or taxes)	5.93%	6.51%
LIIGI (reflects deduction of fees and no deduction for sales charges or taxes)	14.30%	5.03%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

INCOME FUNDS	43

Marshall Aggregate Bond Fund (cont.)

The Barclays Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.

The Lipper Intermediate Investment Grade Index (LIIGI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Jason D. Weiner, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception in 2007 and has been employed by the Adviser since 1993.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44	INCOME FUNDS

Marshall Core Plus Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.65%	0.40%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.91%	0.66%
Fee Waiver and Expense Reimbursement(3)	0.10%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	0.81%	0.56%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(3)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$83	$57
3 Years	$280	$201
5 Years	$494	$358
10 Years	$1,110	$813

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. Although the Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in foreign debt securities, all or a portion of which may be emerging markets debt securities.

The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, has the ability to add high yield

INCOME FUNDS	45

Marshall Core Plus Bond Fund (cont.)

securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

High Yield Securities Risks. High yield securities tend to be more sensitive to economic conditions than are higher-rated securities and generally involve more credit risk than securities in the higher-rated categories. The risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the past year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

46	INCOME FUNDS

Marshall Core Plus Bond Fund (cont.)

Class Y—Annual Total Returns (calendar year 2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 8.74%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.53%
Worst quarter	12/31/2009	1.02%

Average Annual Total Returns through 12/31/09

	1 Year	Since Inception
Class Y (Inception 12/23/08)
Return Before Taxes	13.24%	13.07%
Return After Taxes on Distributions	11.70%	11.56%
Return After Taxes on Distributions and Sale of Fund Shares	8.56%	10.22%
Class I (Inception 12/23/08)
Return Before Taxes	13.53%	13.37%
BABI (reflects no deduction for fees, expenses or taxes)	5.93%	6.08%
LIIGI (reflects deduction of fees and no deduction for sales charges or taxes)	14.30%	14.79%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.

The Lipper Intermediate Investment Grade Index (LIIGI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, a majority-owned subsidiary of the Adviser.

Portfolio Managers. Tere Alvarez Canida, Alan M. Habacht and William J. Canida co-manage the Fund. Ms. Alvarez-Canida, President and Managing Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1985. Mr. Habacht, Vice President and Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1987. Mr. Canida, Vice President and Principal of TCH, has co-managed the Fund since its inception in December 2008 and has been with TCH since 1985.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

INCOME FUNDS	47

Marshall Core Plus Bond Fund (cont.)

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

48	INCOME FUNDS

Marshall Government Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.34%	0.09%
Total Annual Fund Operating Expenses	0.54%	0.29%
Fee Waiver and Expense Reimbursement(2)	0.09%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.45%	0.20%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.45% for Class Y and 0.20% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$46	$20
3 Years	$164	$84
5 Years	$293	$154
10 Years	$668	$359

Principal Investment Strategies

The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities, and in repurchase agreements secured by such obligations. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more Nationally Recognized Statistical Rating Organizations or be determined by the Adviser to be of comparable quality to securities having such ratings. The Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation.

Principal Risks

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

MONEY MARKET FUNDS	49

Marshall Government Money Market Fund (cont.)

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2005-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2006	1.24%
Worst quarter	12/31/2009	0.00%

7-Day Net Yield as of December 31, 2009 was 0.01%.

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	Since Inception
Class Y (Inception 5/18/04)	0.17%	2.89%	2.70%
Class I (Inception 5/29/04)	0.37%	3.14%	2.96%
IMNGMMI	0.06%	2.48%	2.30%
LUSGMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.21%	3.04%	2.85%

The iMoneyNet Government Money Market Index (IMNGMMI) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. John D. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since November 1983.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the

50	MONEY MARKET FUNDS

Marshall Government Money Market Fund (cont.)

Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	51

Marshall Tax-Free Money Market Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.33%	0.08%
Total Annual Fund Operating Expenses	0.53%	0.28%
Fee Waiver and Expense Reimbursement(2)	0.08%	0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.45%	0.20%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.45% for Class Y and 0.20% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through

December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$46	$20
3 Years	$162	$82
5 Years	$288	$149
10 Years	$657	$348

Principal Investment Strategies

The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all of the Fund’s portfolio securities on an ongoing basis by reviewing financial data and ratings of Nationally Recognized Statistical Rating Organizations (NRSROs). The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings.

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 60 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

Principal Risks

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

52	MONEY MARKET FUNDS

Marshall Tax-Free Money Market Fund (cont.)

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2005-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 0.17%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	0.85%
Worst quarter	12/31/2009	0.10%

7-Day Net Yield as of December 31, 2009 was 0.41%.

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	Since Inception
Class Y (Inception 9/23/04)	0.77%	2.31%	2.25%
Class I (Inception 6/30/05)	1.03%	N/A	2.61%
IMNTFNR	0.19%	1.96%	1.92%
LTEMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.17%	1.98%	1.93%

The iMoneyNet Money Fund Report Tax-Free National Retail (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Tax Exempt Money Market Funds Index (LTEMMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. Craig J. Mauermann, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception in September 2004 and has been employed by the Adviser since 2004.

MONEY MARKET FUNDS	53

Marshall Tax-Free Money Market Fund (cont.)

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

54	MONEY MARKET FUNDS

Marshall Prime Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%	0.14%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	0.32%	0.07%
Total Annual Fund Operating Expenses	0.46%	0.21%
Fee Waiver and Expense Reimbursement(2)	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.45%	0.20%

(1)	The expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust).

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.45% for Class Y and 0.20% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$46	$20
3 Years	$147	$67
5 Years	$257	$117
10 Years	$578	$267

Principal Investment Strategies

The Fund invests its assets in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments , U.S. government obligations, repurchase agreements and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more Nationally Recognized Statistical Rating Organizations or be determined by the Adviser to be of comparable quality to securities having such ratings. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

Principal Risks

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

MONEY MARKET FUNDS	55

Marshall Prime Money Market Fund (cont.)

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Foreign Exposure Risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory and economic developments, which developments may be similar to or greater than those experienced by domestic issuers. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.marshallfunds.com.

Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2000	1.60%
Worst quarter	12/31/2009	0.01%

7-Day Net Yield as of December 31, 2009 was 0.01%.

Class Y—Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year/Since Inception
Class Y	0.44%	3.16%	2.94%
Class I (Inception 4/3/00)	0.69%	3.42%	3.12%
IMNMFRA	0.17%	2.79%	2.61%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.24%	2.90%	2.69%

The iMoneyNet Money Fund Report Averages (IMNMFRA) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. John D. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since November 1983.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10 million for Class I shares. An account may be opened with a smaller amount as long as

56	MONEY MARKET FUNDS

Marshall Prime Money Market Fund (cont.)

the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	57

Additional Information Regarding Principal Investment Strategies and Risks

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds may invest in the following securities and use the following transactions and investment techniques as part of their principal investment strategies. Some of these securities, transactions and investment techniques involve special risks, which are described below. Each Fund that has adopted a non-fundamental policy to invest at least 80% of its assets in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy. The ULTRA SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND and TAX-FREE MONEY MARKET FUND, which have each adopted a fundamental policy to invest at least 80% of its assets in the types of securities suggested by its name, may only change this policy with shareholder approval.

	Large-Cap Value	Large-Cap Growth	Large-Cap Focus	Mid-Cap Value	Mid-Cap Growth	Small-Cap Growth	International Stock	Emerging Markets Equity
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities							✓	✓

	Government Money Market	Tax-Free Money Market	Prime Money Market	Ultra Short Tax-Free	Short- Term Income	Short Intermediate Bond	Intermediate Tax-Free	Government Income	Corporate Income	Aggregate Bond	Core Plus Bond
Fixed Income Securities:
Asset-Backed/Mortgage-Backed Securities			✓		✓	✓		✓	✓	✓	✓
Bank Instruments			✓		✓
Commercial Paper		✓	✓	✓
Convertible Securities									✓
Corporate Debt Securities			✓	✓	✓	✓	✓		✓	✓	✓
Demand Instruments		✓	✓	✓
Dollar Rolls					✓	✓		✓	✓	✓	✓
Foreign Exposure			✓
Foreign Securities									✓		✓
Funding Agreements			✓
High Yield Securities				✓					✓		✓
Municipal Securities		✓		✓			✓
Repurchase Agreements	✓		✓		✓	✓		✓	✓	✓
U.S. Government Securities	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Variable Rate Demand Instruments		✓	✓	✓			✓

58	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Equity Securities

An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Companies generally have discretion as to the payment of any dividends or distributions.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct impact on the value of its common stock.

Foreign Securities. Foreign securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Asset-Backed/Mortgage-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks.

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. The Adviser treats mortgage-backed securities guaranteed by a government-sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	59

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Convertible Securities. Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Foreign Securities. Foreign securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

High Yield Securities. Debt securities that are below investment-grade. While high yield securities may offer higher yields than investment-grade securities, they are predominantly considered to be speculative and are sometimes called “junk bonds.”

Municipal Securities. Municipal securities, including municipal bonds and notes, are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities also may issue notes to fund capital projects prior to issuing long-term bonds. Issuers typically

60	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds. Municipal securities may also be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The MONEY MARKET FUNDS treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Other Investment Companies. In addition, a Fund may invest in securities issued by other investment companies. If a Fund invests in other investment companies, the Fund will bear its proportionate share of the other investment company’s fees and expenses.

Investment Techniques

Securities Lending. Certain Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it may terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	61

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, each Fund (except the MONEY MARKET FUNDS) may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause a Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment objective.

Additional Principal Risk Information

Asset-Backed/Mortgage-Backed Securities Risks. (SHORT-TERM INCOME FUND, SHORT-INTERMEDIATE BOND FUND, GOVERNMENT INCOME FUND, CORPORATE INCOME FUND, AGGREGATE BOND FUND, CORE PLUS BOND FUND, PRIME MONEY MARKET FUND) Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinate the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. In addition, there can be no assurance that private insurers or guarantors providing credit enhancements can meet their obligations. As noted below, recent market events have caused the markets for asset-backed and mortgage-backed securities to experience significantly lower valuations and reduced liquidity.

Call Risks. (INCOME FUNDS, MONEY MARKET FUNDS) If the securities in which a Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. (INCOME FUNDS, MONEY MARKET FUNDS) Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an

62	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events as noted below.

Investment Ratings. When a Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will re-evaluate the bond and determine whether the bond should be retained or sold. The securities in which the MONEY MARKET FUNDS invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings.

Company Size Risks. (MID-CAP VALUE FUND, MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND, EMERGING MARKETS EQUITY FUND) Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Foreign Exposure Risks. (PRIME MONEY MARKET FUND) Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory and economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Foreign Securities Risks. (INTERNATIONAL STOCK FUND, EMERGING MARKETS EQUITY FUND, CORPORATE INCOME FUND, CORE PLUS BOND FUND) Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of a Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although each Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, each Fund may be exposed to currency risks over an extended period of time.

Emerging Markets Risks. (EMERGING MARKETS EQUITY FUND, CORE PLUS BOND FUND) Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Government Obligations Risks. (SHORT-TERM INCOME FUND, SHORT-INTERMEDIATE BOND FUND, GOVERNMENT INCOME FUND, CORPORATE INCOME FUND, AGGREGATE

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	63

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

BOND FUND, CORE PLUS BOND FUND, GOVERNMENT MONEY MARKET FUND, PRIME MONEY MARKET FUND) No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA). Securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

High Yield Securities Risks. (ULTRA SHORT TAX-FREE FUND, CORPORATE INCOME FUND, CORE PLUS BOND FUND) High yield securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Interest Rate Risks. (INCOME FUNDS, MONEY MARKET FUNDS) Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. (INCOME FUNDS, MONEY MARKET FUNDS) Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. As noted below, recent market events have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of a Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Funds’ managers will produce the desired results.

Municipal Securities Risks. (ULTRA SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, TAX-FREE MONEY MARKET FUND) Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. Local political and economic factors also may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of

64	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Sector Risks. (EQUITY FUNDS, ULTRA SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, TAX-FREE MONEY MARKET FUND) Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Stock Market Risks. (EQUITY FUNDS) The Funds are subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of a Fund’s investments goes down, you may lose money.

Style Risks. (LARGE-CAP VALUE FUND, MID-CAP VALUE FUND) Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

(LARGE-CAP GROWTH FUND, MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND) Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations and reduced liquidity. As a result, many of the risks affecting the Funds may be increased. Furthermore, although the Funds do not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when the Funds’ Adviser or sub-adviser believes it is appropriate to do so in light of a Fund’s investment objective. As a result, certain Funds may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	65

How to Buy Shares

Who Can Invest in the Marshall Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the Marshall Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the U.S. and its territories and possessions. The Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When Can Shares Be Purchased? You can buy the shares of a Fund (other than the MONEY MARKET FUNDS), on any day the New York Stock Exchange (NYSE) is open for regular session trading. You can buy the shares of the MONEY MARKET FUNDS on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the MONEY MARKET FUND’s portfolio manager determines sufficient liquidity exists in those markets. The NYSE and Federal Reserve are both closed on most national holidays. The NYSE also is closed on Good Friday. The Federal Reserve also is closed on Columbus Day and Veterans Day.

When you deliver your transaction request in proper form and it is accepted by the Marshall Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). For purchase orders for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), Marshall

Investor Services (MIS) will use its best efforts to accept and process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the MONEY MARKET FUNDS reserve the right to determine their NAV at earlier times under those circumstances.

How is NAV Calculated? Each class’s NAV per share is the value of a single share. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purpose of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

The MONEY MARKET FUNDS use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Investment Company Act of 1940 to determine their respective NAVs. In determining the NAV for all other Funds, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of

66	HOW TO BUY SHARES

How to Buy Shares (cont.)

purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.

Certain securities held by the Funds, primarily in the INTERNATIONAL STOCK FUND and EMERGING MARKETS EQUITY FUND, may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate fair value for that day.

Redemption Fee. Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% (other than with respect to the MONEY MARKET FUNDS) if you redeem or exchange shares of a Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of M&I Trust may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

HOW TO BUY SHARES	67

How to Buy Shares (cont.)

Once you have opened an account, you may purchase additional Fund shares by contacting MIS at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Each Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
Class Y •To open an account–$1,000

•To add to an account (including through a Systematic Investment Program)–$50

Class I

•To open an account–$2,000,000 (EQUITY and INCOME FUNDS) –$10,000,000 (MONEY MARKET FUNDS)

68	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Phone 1-800-236-FUND (3863)
•Contact MIS.

•Complete an application for a new account.

•Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail
•To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•To add to your existing Fund account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person
•Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Wire
•Notify MIS and request wire instructions at 1-800-236-FUND (3863).

•If a new account, fax completed account application to MIS at 1-414-287-8511.

•Mail a completed account application to the Fund at the address above under “Mail.”

•Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Funds and the Federal Reserve wire system are open for business.

Systematic Investment Program

•You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after MIS receives the order.

•Call MIS at 1-800-236-FUND (3863) to apply for this program.

HOW TO BUY SHARES	69

Fund Purchase Easy Reference Table (cont.)

Marshall Funds Website
•You may purchase Fund shares at www.marshallfunds.com.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
•If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

•If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

•All checks should be made payable to “Marshall Funds.”

•The maximum ACH purchase amount is $100,000.

70	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the GOVERNMENT MONEY MARKET FUND and

PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to accept and process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee on shares (other than the shares of the MONEY MARKET FUNDS) that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of capital gain distributions or dividends), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
•Contact MIS.

•If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

•Not available to retirement accounts, for which redemptions must be done in writing.

HOW TO REDEEM AND EXCHANGE SHARES	71

Fund Redemption Easy Reference Table (cont.)

Mail
•Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•For additional assistance, call MIS at 1-800-236-FUND (3863).

In Person
•Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

•The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

•Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

•Contact MIS to apply for this program.

Marshall Funds Website
•You may redeem Fund shares at www.marshallfunds.com.

72	HOW TO REDEEM AND EXCHANGE SHARES

Fund Redemption Easy Reference Table (cont.)

Checkwriting (Money Market Funds Only)

•You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

•Your check is treated as a redemption order for Fund shares equal to the amount of the check.

•A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

•Checks cannot be used to close your Fund account balance.

•Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

HOW TO REDEEM AND EXCHANGE SHARES	73

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of a Fund for the same class of shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee (other than in the case of the MONEY MARKET FUNDS). See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS, you may telephone instructions to MIS to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds (other than the TAX-FREE MONEY MARKET FUND) before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND for shares to be exchanged at that day’s NAV and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency and pattern of exchanges or redemptions that a shareholder is engaged in

74	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions (cont.)

excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the MONEY MARKET FUNDS, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the MONEY MARKET FUNDS to facilitate frequent trading in other Marshall Funds in violation of the Market Timing Policy.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of a Fund within 30 days after purchase of such shares, determined on a first-in, first-out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (e.g., IRA accounts and qualified employee benefit plans), such as disability, hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions and loans. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or

HOW TO REDEEM AND EXCHANGE SHARES	75

Additional Conditions for Redemptions (cont.)

limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

76	HOW TO REDEEM AND EXCHANGE SHARES

Account and Share Information

Fund Transactions Through Marshall Funds Website. If you have previously established an account with a Fund, you may purchase, redeem or exchange shares through the Marshall Funds’ website at www.marshallfunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of M&I Trust should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by a Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Funds, their transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Dividends and Capital Gains. Dividends, if any, of the INCOME FUNDS and MONEY MARKET FUNDS are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time a Fund’s NAV is calculated, you will receive dividends declared that day. You will continue to receive dividends declared through, and including, the day you redeem your shares.

Dividends, if any, of the EQUITY FUNDS are declared and paid quarterly, except for the INTERNATIONAL STOCK FUND and EMERGING MARKETS EQUITY FUND, which declare and pay dividends annually. Dividends are paid to all shareholders invested in the EQUITY FUNDS on the record date, which is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Funds distribute net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s distributions. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as

ACCOUNT AND SHARE INFORMATION	77

Account and Share Information (cont.)

What are Dividends and Capital Gains?

A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment. Dividends and capital gain distributions are treated the same for federal income tax purposes whether received in cash or in additional shares.

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. Unless the distribution is received from the ULTRA SHORT TAX-FREE FUND or INTERMEDIATE TAX-FREE FUND, the distribution will generally be taxable to you for federal income tax purposes.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares in your account and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Multiple Classes. The Marshall Funds have adopted a plan that permits each Fund to offer more than one class of shares. Currently, each Fund offers two classes of shares, except

PRIME MONEY MARKET FUND, which offers three classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Funds’ net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for taxable years beginning on or before December 31, 2012 for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. Distributions of the Funds’ net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long you may have held shares of the Funds. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2012. Fund distributions from the LARGE-CAP VALUE FUND, LARGE-CAP GROWTH FUND and MID-CAP VALUE FUND are expected to consist of both ordinary income and net capital gains. Fund distributions from the other EQUITY FUNDS are expected to primarily consist of net capital gains, and fund distributions of the INCOME FUNDS and MONEY MARKET FUNDS are expected to primarily consist of ordinary income.

It is anticipated that the distributions from the ULTRA SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal

78	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

income tax, although a portion of a Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. Each such Fund may invest up to 20% of its assets in securities whose income is subject to federal AMT. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be subject to tax on any net capital gain realized by these Funds.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your redemption of Fund shares may result in a taxable gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. An exchange of Fund shares for shares of the same class in any other Marshall Fund generally will be treated for federal income tax purposes as a redemption followed by the purchase of shares of the other Fund, and thus will generally result in the same tax treatment as a redemption of Fund shares.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, you fail to make certain required certifications and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including tax-exempt interest dividends) and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Back-up withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

ACCOUNT AND SHARE INFORMATION	79

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling portfolio securities for the Funds (except the INTERNATIONAL STOCK FUND, EMERGING MARKETS EQUITY FUND, CORPORATE INCOME FUND and CORE PLUS BOND FUND). The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

The Adviser has entered into a sub-advisory contract with an affiliate, Taplin, Canida & Habacht, LLC, pursuant to which TCH manages the CORPORATE INCOME FUND and CORE PLUS BOND FUND, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with Acadian Asset Management, LLC, pursuant to which Acadian manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with Trilogy Global Advisors, LLC, pursuant to which Trilogy manages a portion of the INTERNATIONAL STOCK FUND’s portfolio and manages the EMERGING MARKETS EQUITY FUND, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2010, the Adviser had approximately $24.6 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Sub-Advisers’ Background. TCH, an affiliate of the Adviser, is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations and individuals. As of August 31, 2010, TCH had approximately $6.9 billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH is a majority-owned subsidiary of the Adviser. Accordingly, TCH and the Adviser are affiliates.

Acadian is a registered investment adviser that has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. As of August 31, 2010, Acadian had approximately $43.2 billion in assets under management. Acadian’s address is One Post Office Square, Boston, Massachusetts 02109.

Trilogy is a registered investment adviser that provides investment management services to investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals and other institutions located principally in Canada and the United States. As of August 31, 2010, Trilogy had approximately $12.9 billion in assets under management. Trilogy’s address is 1114 Avenue of the Americas, 28th Floor, New York, New York 10036.

All fees of the sub-advisers are paid by the Adviser.

Manager of Managers Structure. The Funds and the Adviser have received an exemptive order from the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser will be permitted to enter into and materially amend sub-advisory agreements with sub-advisers who are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. Consequently, the Adviser will have the right to hire, terminate or replace sub-advisers without shareholder approval when the Board and the Adviser feel that a change would benefit a Fund. Within 90 days after the hiring of a new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship. The Adviser will continue to have the ultimate responsibility (subject to the oversight of the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment management fees paid by the Funds to be increased or change the Adviser’s obligations under the

80	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information (cont.)

investment advisory agreement with the Funds, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Funds or the Adviser will require shareholder approval. Currently, only the INTERNATIONAL STOCK FUND, CORPORATE INCOME FUND, CORE PLUS BOND FUND and EMERGING MARKETS EQUITY FUND employ sub-advisers.

Portfolio Managers. Daniel P. Brown has managed the LARGE-CAP VALUE FUND since June 2004. Mr. Brown, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 1997. Mr. Brown is a Chartered Financial Analyst and a member of the CFA Institute, the Milwaukee Investment Analysts Society and the Chicago Quantitative Alliance.

Alan K. Creech and Robert G. Cummisford have co-managed the LARGE-CAP GROWTH FUND since March 2007 and have equal investment decision-making responsibilities. Mr. Creech, a Portfolio Manager and a Vice President of the Adviser, joined the Adviser in 2004. He has provided analytical support to the Fund since 2004. Mr. Cummisford, a Portfolio Manager and Vice President of the Adviser, joined the Adviser in 2004. He has provided analytical support to the Fund since 2004. He is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of Milwaukee, Inc.

Carl Goldsmith, Marla Ryan, CFA, and Brenda Cullen have co-managed the LARGE-CAP FOCUS FUND since August 2010. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Goldsmith is a senior vice president of Delta Asset Management, an operating division of the Adviser. Mr. Goldsmith is a founding member of Delta Asset Management, formed in 1991 as part of Furman Selz Capital Management. Ms. Ryan is a senior vice president of Delta Asset Management and joined Delta Asset Management in 1998. Ms. Cullen is a vice president and senior equity analyst of Delta Asset Management. Prior to joining Delta Asset Management in 2005, Ms. Cullen was an equity analyst at Hotchkis and Wiley Capital Management.

Matthew B. Fahey has managed the MID-CAP VALUE FUND since June 1997. Mr. Fahey, a Senior Vice President and a Port-

folio Manager of the Adviser since 1988, joined the Adviser in October 1984.

Kenneth S. Salmon and Patrick M. Gundlach co-manage the MID-CAP GROWTH FUND and the SMALL-CAP GROWTH FUND and have equal investment decision-making responsibilities with respect to the Funds. Mr. Salmon has co-managed the Funds since December 2004. He is a Vice President and a Portfolio Manager of the Adviser and joined the Adviser in 2000. Mr. Gundlach has co-managed the Funds since July 2007. He is a Portfolio Manager and a Vice President of the Adviser and joined the Adviser in 2004. He has provided analytical support to the Fund since 2004.

The INTERNATIONAL STOCK FUND is managed by two sub-advisers, Trilogy and Acadian.

William Sterling, Robert Beckwitt and Gregory J. Gigliotti co-manage the portion of the INTERNATIONAL STOCK FUND’s assets managed by Trilogy. Mr. Sterling is the lead member but all members of the team share investment decision making responsibilities with respect to the Fund. Mr. Sterling is Chief Investment Officer and Senior Portfolio Manager at Trilogy. He was a founding partner, Chairman and Chief Investment Officer of Trilogy Advisors LLC since 1999, prior to the merger of Trilogy Advisors and BPI Global Asset Management LLC in 2005. Mr. Beckwitt is Managing Director and Senior Portfolio Manager at Trilogy and joined Trilogy in 2001. Mr. Gigliotti is Managing Director and Senior Portfolio Manager at Trilogy and joined Trilogy in 2002.

Brian K. Wolahan manages the portion of the INTERNATIONAL STOCK FUND’s assets managed by Acadian. Mr. Wolahan is Co-Director of Research and a Senior Portfolio Manager at Acadian and joined Acadian in 1990. He is a Chartered Financial Analyst.

Trilogy has managed the EMERGING MARKETS EQUITY FUND since its inception in December 2008. Pablo Salas, William Sterling and Robert Beckwitt co-manage the EMERGING MARKETS EQUITY FUND. Mr. Salas is the lead member but all members of the team share investment decision-making responsibilities with respect to the Fund. Mr. Salas is a Managing Director and Senior Portfolio Manager at Trilogy. Prior to joining Trilogy in 2005 through the merger of Trilogy Advisors

MARSHALL FUNDS, INC. INFORMATION	81

Marshall Funds, Inc. Information (cont.)

LLC and BPI Global Asset Management LLC, he had been Portfolio Manager of the BPI Emerging Markets Portfolio since April 1997. The biographies of Messrs. Sterling and Beckwitt are included above under the INTERNATIONAL STOCK FUND.

John D. Boritzke and Duane A. McAllister co-manage the INTERMEDIATE TAX-FREE FUND and have equal investment decision-making responsibilities with respect to the Fund. Mr. Boritzke has managed the Fund since its inception in 1994 and has managed GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND since April 2010. He is a Senior Vice President and a Portfolio Manager of the Adviser responsible for tax-exempt fixed income portfolio management. Mr. Boritzke joined the Adviser in November 1983. Mr. Boritzke has been a member of the Adviser’s Fixed Income Policy Group since 1985 and has been the Director of the Group since 1998. He is a Chartered Financial Analyst. Mr. McAllister has co-managed the Fund since June 2007. He also has co-managed the ULTRA SHORT TAX-FREE FUND since its inception in October 2009. Mr. McAllister, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2007. Prior to joining the Adviser, Mr. McAllister served in investment management positions with Belle Haven Investments, LP, Wells Fargo Funds Management, LLC.

Craig J. Mauermann has managed the TAX-FREE MONEY MARKET FUND since its inception in September 2004 and co-managed the ULTRA SHORT TAX-FREE FUND since its inception in October 2009. Mr. Mauermann, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2004.

Vincent S. Russo has managed the SHORT-TERM INCOME FUND since April 2010. Mr. Russo, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2002. He is a Chartered Financial Analyst.

Jason D. Weiner has managed the SHORT-INTERMEDIATE BOND FUND since October 2001, the GOVERNMENT INCOME FUND since April 2001 and the AGGREGATE BOND FUND since its inception in 2007. Mr. Weiner, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 1993. Mr. Weiner is a Chartered Financial Analyst.

TCH has managed the CORPORATE INCOME FUND and the CORE PLUS BOND FUND since each Fund’s inception in December 2008. Tere Alvarez Canida, Alan M. Habacht and William J. Canida co-manage the CORPORATE INCOME FUND and CORE PLUS BOND FUND on a team basis. All members of the team share investment decision making responsibilities with respect to the Funds. Ms. Canida is President and Managing Principal of TCH and joined TCH in 1985. She is a Chartered Financial Analyst. Mr. Habacht is Vice President and Principal of TCH and joined TCH in 1987. Mr. Canida is Vice President and Principal of TCH and joined TCH in 1985. Mr. Canida is a Chartered Financial Analyst.

The Funds’ SAI provides additional information about certain portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints for each Fund as shown in the following tables.

82	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information (cont.)

EQUITY FUNDS and INCOME FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth	0.75	0.74	0.70	0.65
Large-Cap Focus	0.50	0.50	0.50	0.50
Mid-Cap Value	0.75	0.74	0.70	0.65
Mid-Cap Growth	0.75	0.74	0.70	0.65
Small-Cap Growth	1.00	1.00	1.00	1.00
International Stock	1.00	0.99	0.95	0.90
Emerging Markets Equity	1.00	0.99	0.95	0.90
Ultra Short Tax-Free	0.20	0.19	0.10	0.10
Short-Term Income	0.20	0.19	0.10	0.10
Short-Intermediate Bond	0.40	0.39	0.30	0.25
Intermediate Tax-Free*	0.30	0.29	0.20	0.15
Government Income	0.40	0.39	0.30	0.25
Corporate Income	0.25	0.24	0.15	0.10
Aggregate Bond	0.40	0.39	0.30	0.25
Core Plus Bond	0.25	0.24	0.15	0.10

* Effective December 27, 2010. Prior thereto, the INTERMEDIATE TAX FREE FUND’S advisory fee and breakpoints were equal to the percentages listed in the following table:

Advisory Fee (as % of the Fund’s ADNA)

on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
0.60%	0.59%	0.50%	0.45%

MONEY MARKET FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free	0.200	0.185	0.170	0.155	0.140
Prime	0.150	0.135	0.120	0.105	0.090

The following table reflects the investment advisory fee paid by each Fund as a percentage of a Fund’s ADNA, during the fiscal year ended August 31, 2010, after taking into effect breakpoints and/or voluntary waivers by the Adviser during the period.

Fund	Advisory Fee Received in Fiscal 2010
Large-Cap Value Fund	0.69%
Large-Cap Growth Fund	0.68
Large-Cap Focus Fund	N/A	*
Mid-Cap Value Fund	0.71
Mid-Cap Growth Fund	0.71
Small-Cap Growth Fund	0.93
International Stock Fund	0.53
Emerging Markets Equity Fund	0.49
Ultra Short Tax-Free Fund	N/A	**
Short-Term Income Fund	0.00
Short-Intermediate Bond Fund	0.26
Intermediate Tax-Free Fund	0.30
Government Income Fund	0.29
Corporate Income Fund	0.00
Aggregate Bond Fund	0.31
Core Plus Bond Fund	0.08
Government Money Market Fund	0.11
Tax-Free Money Market Fund	0.11
Prime Money Market Fund	0.13

* Commenced operations on September 1, 2010.

** Commenced operations on October 1, 2009.

The Adviser has contractually agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the percentage of the average daily net assets of the class of each Fund, as set forth in the “Fees and Expenses of the Fund” section. Acquired Fund Fees and Expenses are excluded from the Expense Limit for each applicable Fund. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated. With respect to INTERNATIONAL STOCK FUND, each sub-adviser has agreed to pay a portion of the Adviser’s obligation under the Fund’s Expense Limit.

In addition, the Adviser has the discretion to voluntarily waive or reduce its investment advisory fee or reimburse expenses

MARSHALL FUNDS, INC. INFORMATION	83

Marshall Funds, Inc. Information (cont.)

for any Fund. Any such waivers or reimbursements by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Funds’ August 31, 2010 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and sub-advisory contracts on behalf of the Funds, except the LARGE-CAP FOCUS FUND. The Board’s basis for approving the investment advisory contract on behalf of the LARGE-CAP FOCUS FUND will be included in the Fund’s Semi-Annual Report.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Funds as custodian of the assets (except for the INTERNATIONAL STOCK FUND and EMERGING MARKETS EQUITY FUND), shareholder services agent, securities lending agent, recordkeeper and administrator directly and through its division, MIS. For each domestic Fund, the custody fees are calculated at the annual rate of 0.02% on the first $250 million of ADNA plus 0.01% of assets exceeding $250 million. M&I Trust is entitled to receive shareholder services fees from each Fund at the annual rate of 0.25% of the Fund’s ADNA. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of each Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator.

M&I Trust, as administrator, is entitled to receive fees from each of the EQUITY FUNDS and INCOME FUNDS at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

M&I Trust, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:

Fee	Combined ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

All fees of the sub-administrator are paid by M&I Trust.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to M&I Trust) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as M&I Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Funds and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%. For its services, M&I Financial Advisors will receive special cash compensation based on the value of Fund shares invested through certain intermediaries for a designated time period. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. M&I Distributors, LLC (MID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by M&I Trust. MID is an affiliate of the Adviser and M&I Trust.

84	MARSHALL FUNDS, INC. INFORMATION

Historical Performance for Similar Accounts

Trilogy Emerging Markets Composite

The following table shows the historical composite performance data for all of Trilogy’s advisory accounts that have investment objectives, policies, strategies and risks substantially similar to those of the EMERGING MARKETS EQUITY FUND, known as the Trilogy Emerging Markets Composite (the Emerging Markets Composite), as well as the performance of Class Y shares of the EMERGING MARKETS EQUITY FUND.

The Emerging Markets Composite is not subject to the same types of expenses as the EMERGING MARKETS EQUITY FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions and investment limitations imposed by the Internal Revenue Code of 1986, as amended, foreign tax laws and/or the 1940 Act than those imposed on the EMERGING MARKETS EQUITY FUND. The data is provided to illustrate the past performance of Trilogy in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the EMERGING MARKETS EQUITY FUND. This performance data should not be considered an indication of the future performance of the EMERGING MARKETS EQUITY FUND or Trilogy.

Trilogy has prepared and presented all returns included herein (except for the returns of the Fund) in compliance with the Global Investment Performance Standards (GIPS®).

Monthly returns are linked geometrically to arrive at the annual total return.

The Emerging Markets Composite returns are calculated net of management fees and transaction costs and gross of custodian fees, and include the reinvestment of all income and dividends. The performance was calculated using the standard management fee as described in Trilogy’s Form ADV (1.00%). Both the Emerging Markets Composite and the MSCI Emerging Markets Index (net) total returns reflect deduction of estimated foreign withholding taxes on dividends, interest, and capital gains. The GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Emerging Markets Composite expenses are lower than the expenses of Class Y shares of the EMERGING MARKETS EQUITY FUND. Accordingly, if the expenses of the Fund’s Class Y shares had been deducted from the Emerging Markets Composite’s returns, the returns would have been lower than those shown.

The EMERGING MARKETS EQUITY FUND’S returns reflect fee waivers and/or expense reimbursements that were in effect during one or more of the periods presented. Absent such fee waivers and/or expense reimbursements, the returns would have been lower. The total returns shown represent past performance, which is no guarantee of future results.

Periods Ended 8/31/10	Emerging Markets Composite	MSCI Emerging Markets Index (1)	Emerging Markets Equity Fund – Class Y Shares
1 Year	17.68%	18.02%	16.63%
5 Year	12.09%	12.38%	N/A
10 Year	11.55%	11.55%	N/A
Since Inception(2)(3)	11.19%	7.54%	36.31%

(1) The MSCI Emerging Markets Index is a market capitalization-weighted index comprised of companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia. Prior to January 1, 2002, the returns of the MSCI Emerging Markets Index were presented before application of withholding taxes.

(2) The Emerging Markets Composite commenced operations on April 1, 1997. The Emerging Markets Composite includes all of Trilogy’s discretionary institutional and mutual fund accounts (including sub-advisory relationships) with comparable investment objectives and risks that have at least $2 million in assets and have been managed by Trilogy for at least one full month.

(3) Inception date of EMERGING MARKETS EQUITY FUND is December 23, 2008.

HISTORICAL PERFORMANCE FOR SIMILAR ACCOUNTS	85

Financial Highlights–Investor Class of Shares (For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the shares of each Fund (other than the LARGE-CAP FOCUS FUND and Class I of INTERMEDIATE TAX-FREE FUND) for the last five fiscal years or since inception. The LARGE-CAP FOCUS FUND and Class I of INTERMEDIATE TAX-FREE FUND had not commenced operations prior to August 31, 2010. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions.

The information was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2010, which is available free of charge from the Funds.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses(2)	Expense Waiver(2)	Net Investment Income (Loss)(2)
Large-Cap Value Fund
2006(3)	$14.46	$0.20	$1.36	$1.56	$(0.20)	$(1.88)	$(2.08)	$13.94	11.99%	1.23%	0.01%	1.47%	$319,834	121%
2007(3)	13.94	0.18	1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	329,192	43
2008(3)	14.30	0.18	(1.58)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—	1.11	103,979	40
2009(3)	12.07	0.16	(2.64)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—	1.80	80,537	73
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.27	0.06	0.85	73,579	82
Large-Cap Growth Fund
2006(3)	13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.01	0.00 (6)	218,109	134
2007(3)	12.16	0.01	1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	246,811	75
2008(3)	13.73	(0.03)	(0.73)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—	(0.10)	74,507	122
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—	0.38	55,665	142
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.28	0.07	(0.07)	60,125	121
Mid-Cap Value Fund
2006(3)	15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.01	0.47	595,968	63
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	572,444	62
2008(3)	15.63	0.06	(1.49)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—	0.35	166,722	41
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—	0.64	122,051	63
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.27	0.04	0.38	121,288	58
Mid-Cap Growth Fund
2006(3)	13.65	(0.09)	0.87	0.78	—	—	—	14.43	5.71	1.30	0.01	(0.64)	175,529	134
2007(3)	14.43	(0.10)	3.13	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	222,095	169
2008(3)	17.46	(0.30)	(0.06)	(0.36)	—	—	—	17.10	(2.06)	1.26	—	(0.58)	71,086	186
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—	(0.07)	53,443	224
2010(3)	12.62	(0.08)	1.88	1.80	—	—	—	14.42	14.26	1.26	0.04	(0.58)	63,584	133

86	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return (1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses (2)	Expense Waiver (2)	Net Investment Income (Loss)(2)
Small-Cap Growth Fund
2006(3)	$16.02	$(0.14)	$1.93	$1.79	$—	$(1.37)	$(1.37)	$16.44	11.37%	1.54%	—%	(0.93)%	$193,170	148%
2007(3)	16.44	(0.15)	4.05	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	255,894	176
2008(3)	19.01	(0.22)	(1.27)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.92)	144,938	174
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—	(0.18)	102,186	233
2010(3)	11.92	(0.15)	2.26	2.11	—	—	—	14.03	17.70	1.47	0.07	(1.18)	163,225	153
International Stock Fund
2006(3)	13.35	0.12	3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.02	0.75	233,098	146
2007(3)	16.41	0.21	2.64	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	267,675	98
2008(3)	17.34	0.19	(2.92)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—	0.74	89,374	62
2009(3)	12.41	0.22	(3.19)	(2.97)	(0.33)	(0.27)	(0.60)	8.84	(22.94)	1.69	—	1.33	34,718	113
2010(3)	8.84	0.14	(0.24)	(0.10)	(0.26)	—	(0.26)	8.48	(1.25)	1.45	0.48	1.28	27,883	116
Emerging Markets Equity Fund
2009(3)(8)	10.00	0.08	4.38	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27	1.52	6,691	58
2010(3)	14.45	0.03	2.37	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	1.50	0.51	0.28	12,856	30
Ultra Short Tax-Free Fund
2010(3)(9)	10.00	0.11	0.07	0.18	(0.11)	—	(0.11)	10.07	1.82	0.55	0.16	1.25	33,189	83
Short-Term Income Fund
2006(3)	9.03	0.31	0.04	0.35	(0.38)	—	(0.38)	9.00	3.92	0.58	0.58	3.45	126,788	19
2007(3)	9.00	0.38	0.04	0.42	(0.40)	—	(0.40)	9.02	4.78	0.58	0.52	4.28	75,677	52
2008(3)	9.02	0.41	(0.11)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.48	28,232	47
2009(3)	8.92	0.36	0.04	0.40	(0.35)	—	(0.35)	8.97	4.77	0.60	0.27	4.11	29,403	49
2010(3)	8.97	0.27	0.32	0.59	(0.26)	—	(0.26)	9.30	6.61	0.60	0.20	2.95	52,353	50
Short-Intermediate Bond Fund
2006(3)	9.40	0.40	(0.17)	0.23	(0.40)	—	(0.40)	9.23	2.56	0.73	0.30	4.39	690,447	430
2007(3)	9.23	0.43	(0.08)	0.35	(0.42)	—	(0.42)	9.16	3.86	0.75	0.26	4.56	359,507	421
2008(3)	9.16	0.44	(0.26)	0.18	(0.43)	—	(0.43)	8.91	1.91	0.80	0.06	4.69	95,322	293
2009(3)	8.91	0.46	0.09	0.55	(0.46)	—	(0.46)	9.00	7.05	0.80	0.14	5.64	59,653	360
2010(3)	9.00	0.23	0.86	1.09	(0.19)	—	(0.19)	9.90	12.25	0.80	0.14	2.43	65,383	373
Intermediate Tax-Free Fund
2006(3)	10.43	0.35	(0.14)	0.21	(0.35)	(0.26)	(0.61)	10.03	2.12	0.65	0.51	3.48	80,217	31
2007(3)	10.03	0.36	(0.10)	0.26	(0.36)	—	(0.36)	9.93	2.59	0.60	0.53	3.56	82,037	48
2008(3)	9.93	0.39	0.28	0.67	(0.39)	—	(0.39)	10.21	6.84	0.55	0.58	3.84	89,772	196
2009(3)	10.21	0.41	0.19	0.60	(0.41)	(0.12)	(0.53)	10.28	6.21	0.55	0.58	4.14	141,961	92
2010(3)	10.28	0.38	0.61	0.99	(0.38)	(0.02)	(0.40)	10.87	9.78	0.55	0.53	3.58	422,804	45
Government Income Fund
2006(3)	9.60	0.42	(0.18)	0.24	(0.42)	—	(0.42)	9.42	2.57	0.86	0.34	4.50	582,466	760
2007(3)	9.42	0.42	0.02	0.44	(0.42)	—	(0.42)	9.44	4.71	0.89	0.29	4.44	550,614	686
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80	0.06	4.68	367,555	284
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80	0.10	4.96	296,190	360
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.80	0.11	3.24	274,660	383
Corporate Income Fund
2009(3)(8)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.44	0.80	1.04	5.07	5,570	38
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.28	0.80	0.30	4.01	15,546	80

FINANCIAL HIGHLIGHTS	87

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return (1)(4)	Ratios to Average Net Assets(5)					Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses (2)		Expense Waiver (2)		Net Investment Income (Loss)(2)
Aggregate Bond Fund
2007(3)(7)	$10.00	$0.11	$0.10	$0.21	$(0.11)	$—	$(0.11)	$10.10	2.11%	0.80%		0.14%		4.38%	$59,013	129%
2008(3)	10.10	0.47	(0.04)	0.43	(0.46)	(0.06)	(0.52)	10.01	4.32	0.80		0.08		4.64	79,471	333
2009(3)	10.01	0.50	0.48	0.98	(0.48)	(0.32)	(0.80)	10.19	11.12	0.80		0.12		5.40	76,892	445
2010(3)	10.19	0.29	0.94	1.23	(0.28)	—	(0.28)	11.14	12.25	0.80		0.09		2.73	133,878	449
Core Plus Bond Fund
2009(3)(8)	10.00	0.25	0.82	1.07	(0.26)	—	(0.26)	10.81	10.83	0.80		0.32		4.02	21,057	26
2010(3)	10.81	0.40	0.68	1.08	(0.44)	(0.01)	(0.45)	11.44	10.19	0.80		0.17		3.58	39,776	72
Government Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.16	0.45		0.17		4.09	92,339	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.99	0.45		0.13		4.88	199,797	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.19	0.45		0.10		2.91	309,487	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.56	0.47	(10)	0.08		0.53	476,685	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.28		0.26		0.01	353,637	—
Tax-Free Money Market Fund
2006	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.84	0.45		0.13		2.85	192,603	—
2007	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.33	0.45		0.13		3.28	308,414	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.57	0.45		0.09		2.48	424,211	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.42	0.48	(10)	0.08		1.40	389,143	—
2010	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	0.45		0.09		0.29	299,374	—
Prime Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.25	0.45		0.04		4.19	2,453,274	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.06	0.45		0.02		4.95	2,753,457	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.65	0.45		0.01		3.65	2,524,244	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.15	0.49	(10)	0.00	(6)	1.16	2,240,416	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.04	0.41		0.05		0.04	1,412,771	—

(1)	Based on net asset value.
(2)	The contractual and voluntary expense waivers are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(9)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(10)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

88	FINANCIAL HIGHLIGHTS

Financial Highlights–Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return (1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses (2)	Expense Waiver (2)	Net Investment Income (Loss)(2)
Large-Cap Value Fund
2008(3)(8)	$12.99	$0.10	$(0.95)	$(0.85)	$(0.07)	$—	$(0.07)	$12.07	(6.57)%	1.00%	—%	1.54%	$152,572	40%
2009(3)	12.07	0.19	(2.64)	(2.45)	(0.19)	(0.00)	(0.19)	9.43	(20.27)	1.08	—	2.04	104,984	73
2010(3)	9.43	0.11	(0.11)	0.00	(0.15)	—	(0.15)	9.28	(0.14)	1.02	0.06	1.09	88,269	82
Large-Cap Growth Fund
2008(3)(8)	11.97	0.01	(0.14)	(0.13)	—	—	—	11.84	(1.09)	1.03	—	0.30	149,952	122
2009(3)	11.84	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	9.67	(18.16)	1.14	—	0.62	100,612	142
2010(3)	9.67	0.02	0.29	0.31	(0.04)	—	(0.04)	9.94	3.17	1.03	0.07	0.18	91,433	121
Mid-Cap Value Fund
2008(3)(8)	12.55	0.04	(0.42)	(0.38)	—	—	—	12.17	(3.03)	1.02	—	0.59	99,009	41
2009(3)	12.17	0.07	(2.01)	(1.94)	(0.05)	(0.55)	(0.60)	9.63	(14.59)	1.12	—	0.90	91,115	63
2010(3)	9.63	0.06	0.69	0.75	(0.09)	—	(0.09)	10.29	7.83	1.02	0.04	0.63	99,329	58
Mid-Cap Growth Fund
2008(3)(8)	17.09	(0.01)	0.06	0.05	—	—	—	17.14	0.29	1.01	—	(0.19)	171,529	186
2009(3)	17.14	0.02	(3.88)	(3.86)	—	(0.60)	(0.60)	12.68	(21.79)	1.10	—	0.18	135,858	224
2010(3)	12.68	(0.05)	1.89	1.84	(0.02)	—	(0.02)	14.50	14.49	1.01	0.04	(0.33)	136,392	133
Small-Cap Growth Fund
2008(3)(8)	14.73	(0.03)	(0.48)	(0.51)	—	—	—	14.22	(3.46)	1.27	—	(0.49)	134,623	174
2009(3)	14.22	0.01	(2.26)	(2.25)	—	—	—	11.97	(15.82)	1.35	—	0.05	127,901	233
2010(3)	11.97	(0.12)	2.27	2.15	—	—	—	14.12	17.96	1.22	0.07	(0.93)	169,036	153
International Stock Fund
2006(3)	13.52	0.17	3.07	3.24	(0.15)	—	(0.15)	16.61	24.14	1.24	0.02	1.00	188,715	146
2007(3)	16.61	0.24	2.68	2.92	(0.07)	(1.88)	(1.95)	17.58	18.65	1.20	0.02	1.48	250,012	98
2008(3)	17.58	0.23	(2.94)	(2.71)	(0.24)	(2.00)	(2.24)	12.63	(17.74)	1.23	—	1.58	253,158	62
2009(3)	12.63	0.29	(3.27)	(2.98)	(0.42)	(0.27)	(0.69)	8.96	(22.51)	1.44	—	1.64	76,756	113
2010(3)	8.96	0.25	(0.32)	(0.07)	(0.29)	—	(0.29)	8.60	(0.94)	1.20	0.46	1.43	33,147	116
Emerging Markets Equity Fund
2009(3)(9)	10.00	0.09	4.39	4.48	(0.01)	—	(0.01)	14.47	44.82	1.25	1.27	1.54	39,054	58
2010(3)	14.47	0.09	2.35	2.44	(0.18)	(0.52)	(0.70)	16.21	16.88	1.25	0.51	0.53	46,996	30
Ultra Short Tax-Free Fund
2010(3)(10)	10.00	0.13	0.07	0.20	(0.13)	—	(0.13)	10.07	2.05	0.30	0.16	1.52	273,120	83
Short-Term Income Fund
2007(3)(7)	9.02	0.11	0.00	0.11	(0.11)	—	(0.11)	9.02	1.20	0.35	0.23	4.65	41,186	52
2008(3)	9.02	0.43	(0.09)	0.34	(0.43)	—	(0.43)	8.93	3.76	0.35	0.20	4.69	72,928	47
2009(3)	8.93	0.38	0.04	0.42	(0.37)	—	(0.37)	8.98	5.03	0.35	0.27	4.47	66,039	49
2010(3)	8.98	0.29	0.32	0.61	(0.28)	—	(0.28)	9.31	6.87	0.35	0.20	3.19	72,686	50

FINANCIAL HIGHLIGHTS	89

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return (1)(4)	Ratios to Average Net Assets(5)					Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses (2)		Expense Waiver (2)		Net Investment Income (Loss)(2)
Short-Intermediate Bond Fund
2007(3)(7)	$9.17	$0.11	$(0.01)	$0.10	$(0.11)	$—	$(0.11)	$9.16	1.12%	0.55%		0.08%		4.90%	$181,534	421%
2008(3)	9.16	0.45	(0.26)	0.19	(0.45)	—	(0.45)	8.90	2.05	0.55		0.06		4.94	200,110	293
2009(3)	8.90	0.48	0.09	0.57	(0.48)	—	(0.48)	8.99	7.32	0.55		0.14		5.89	118,546	360
2010(3)	8.99	0.26	0.87	1.13	(0.22)	—	(0.22)	9.90	12.65	0.55		0.14		2.69	109,776	373
Government Income Fund
2007(3)(7)	9.41	0.11	0.03	0.14	(0.11)	—	(0.11)	9.44	1.54	0.55		0.13		4.87	141,305	686
2008(3)	9.44	0.46	(0.07)	0.39	(0.46)	—	(0.46)	9.37	4.16	0.55		0.06		4.88	249,127	284
2009(3)	9.37	0.48	0.36	0.84	(0.46)	(0.26)	(0.72)	9.49	9.65	0.55		0.10		5.22	159,881	360
2010(3)	9.49	0.35	0.55	0.90	(0.31)	—	(0.31)	10.08	9.65	0.55		0.11		3.52	113,314	383
Corporate Income Fund
2009(3)(9)	10.00	0.35	1.58	1.93	(0.36)	—	(0.36)	11.57	19.63	0.55		1.04		4.88	15,927	38
2010(3)	11.57	0.53	0.99	1.52	(0.54)	(0.07)	(0.61)	12.48	13.56	0.55		0.30		4.13	52,317	80
Aggregate Bond Fund
2007(3)(7)	10.00	0.12	0.10	0.22	(0.12)	—	(0.12)	10.10	2.18	0.55		0.14		4.63	143,657	129
2008(3)	10.10	0.50	(0.04)	0.46	(0.49)	(0.06)	(0.55)	10.01	4.58	0.55		0.08		4.87	222,380	333
2009(3)	10.01	0.52	0.48	1.00	(0.50)	(0.32)	(0.82)	10.19	11.40	0.55		0.12		5.66	150,309	445
2010(3)	10.19	0.32	0.93	1.25	(0.31)	—	(0.31)	11.13	12.43	0.55		0.09		3.03	178,962	449
Core Plus Bond Fund
2009(3)(9)	10.00	0.26	0.83	1.09	(0.28)	—	(0.28)	10.81	11.04	0.55		0.32		3.73	33,067	26
2010(3)	10.81	0.42	0.68	1.10	(0.46)	(0.01)	(0.47)	11.44	10.46	0.55		0.17		3.84	35,851	72
Government Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.42	0.20		0.17		4.34	65,616	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.25	0.20		0.13		5.13	136,910	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.45	0.20		0.10		3.33	275,136	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.23	(11)	0.07		0.75	399,654	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.09	0.20		0.09		0.09	314,001	—
Tax-Free Money Market Fund
2006	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.09	0.20		0.13		3.10	116,409	—
2007	1.00	0.04	0.00	0.04	(0.04)	(0.00)	(0.04)	1.00	3.59	0.20		0.13		3.53	243,842	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.83	0.20		0.09		2.67	398,315	—
2009	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.68	0.23	(11)	0.08		1.62	596,180	—
2010	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.55	0.20		0.09		0.53	607,761	—
Prime Money Market Fund
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.51	0.20		0.04		4.44	1,653,556	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.33	0.20		0.02		5.20	2,080,429	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.91	0.20		0.01		3.69	3,101,260	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	0.24	(11)	0.00	(6)	1.32	3,024,018	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.25	0.20		0.01		0.25	2,077,081	—

(1)	Based on net asset value.
(2)	The contractual and voluntary expense waivers are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.

90	FINANCIAL HIGHLIGHTS

(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from February 1, 2008 (commencement of operations) to August 31, 2008.
(9)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(10)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(11)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

FINANCIAL HIGHLIGHTS	91

The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at
1-800-236-FUND (3863). You also may obtain these materials free of charge on the Marshall Funds’ website at www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

M&IDistributors, LLC Distributor	Investment Company Act File No. 811-58433

10-328-088

Prospectus

December 29, 2010

Money Market Funds	Advisor Class (Class A)

Marshall Prime Money Market Fund	MABXX

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Advisor Class
(Class A)

FUND SUMMARY

Marshall Prime Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%
Distribution (12b-1) Fees	0.30%
Other Expenses(1)	0.32%
Total Annual Fund Operating Expenses	0.76%
Fee Waiver and Expense Reimbursement(2)	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.75%
(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$77
3 Years	$242
5 Years	$421
10 Years	$941

Principal Investment Strategies

The Fund invests its assets in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, repurchase agreements and funding agreements and repurchase agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more Nationally Recognized Statistical Rating Organizations or be determined by the Adviser to be of comparable quality to securities having such ratings. The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

Principal Risks

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

MARSHALL PRIME MONEY MARKET FUND	1

Marshall Prime Money Market Fund (cont.)

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Foreign Exposure Risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory and economic developments, which developments may be similar to or greater than those experienced by domestic issuers. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by management will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.marshallfunds.com.

Annual Total Returns (calendar years 2000-2009)

The return for the Advisor Class shares of the Fund from January 1, 2010 through September 30, 2010 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2000	1.52%
Worst quarter	12/31/2009	0.00%

7-Day Net Yield as of December 31, 2009 was 0.01%.

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year
Fund	0.22%	2.87%	2.64%
IMNMFRA	0.17%	2.79%	2.61%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.24%	2.90%	2.69%

The iMoneyNet Money Fund Report Averages (IMNMFRA) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Manager. John D. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since April 2010 and has been employed by the Adviser since November 1983.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $1,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. You can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. In special circumstances, these minimums may be waived or

2	MARSHALL PRIME MONEY MARKET FUND

Marshall Prime Money Market Fund (cont.)

lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your Advisor Class shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

Phone. Call 1-800-580-FUND (3863).

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Wire/Electronic Transfer. Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MARSHALL PRIME MONEY MARKET FUND	3

Additional Information Regarding Principal Investment Strategies and Risks

The Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In implementing its investment objective, the Fund may invest in the following securities and use the following transactions as part of its principal investment strategies. Some of these securities and transactions involve special risks, which are described below.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. Credit enhancements consist of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Asset-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in

4	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Other Investment Companies. In addition, the Fund may invest in securities issued by other investment companies. If the Fund invests in other investment companies, the Fund will bear its proportionate share of the other investment company’s fees and expenses.

Additional Principal Risk Information

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities, and may decline in value because of defaults on the underlying obligations.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	5

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events as noted below.

Investment Ratings. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more Nationally Recognized Statistical Rating Organizations or be determined by the Adviser to be of comparable quality to securities having such ratings.

Foreign Exposure Risks. Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory and economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. In September 2008, Fannie Mae and Freddie

Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA). Securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. As noted below, recent market events have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations and reduced liquidity. As a result, many of the risks affecting the Fund may be increased.

6	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How to Buy Shares

Who Can Invest in the Marshall Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the Marshall Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

Shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When Can Shares Be Purchased? You can buy shares of the Fund on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets. The Federal Reserve is closed on most national holidays and on Columbus Day and Veterans Day.

When you deliver your transaction request in proper form and it is accepted by the Marshall Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV for the Fund is determined daily at 4:00 p.m. (Central Time). For purchase orders received after 3:00 p.m. but before 4:00 p.m. (Central Time), Marshall Investor Services (MIS) will use its best efforts to accept and process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the Fund reserves the right to determine its NAV at earlier times under those circumstances.

How is NAV Calculated? The Fund’s NAV per share is the value of a single share. It is computed by totaling the shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the shares, then dividing the result by the number of shares outstanding. For purpose of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

The Fund uses the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Investment Company Act of 1940 to determine its NAV.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the Fund.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You also may purchase shares directly from the Fund by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of M&I Trust may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other

HOW TO BUY SHARES	7

How to Buy Shares (cont.)

service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting MIS at 1-800-580-FUND (3863) if you have pre-authorized the telephone purchase privilege.

The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer, or other service provider that has entered into an agreement with the Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Fund’s custodian, normally the next business day after receipt. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund also may ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
•To open an account–$1,000

•To add to an account (including through a Systematic Investment Program)–$50

Phone 1-800-580-FUND (3863)
•Contact MIS.

•Complete an application for a new account.

•Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares.

8	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Mail
•To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•To add to your existing Fund account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person
•Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Wire
•Notify MIS and request wire instructions at 1-800-580-FUND (3863).

•If a new account, fax completed account application to MIS at 1-414-287-8511.

•Mail a completed account application to the Fund at the address above under “Mail.”

•Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program
•You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in the Fund at the Fund’s NAV next determined after MIS receives the order.

•Call MIS at 1-800-580-FUND (3863) or your Authorized Dealer to apply for this program.

Marshall Funds Website
•You may purchase Fund shares at www.marshallfunds.com.

HOW TO BUY SHARES	9

Fund Purchase Easy Reference Table (cont.)

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
•If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

•If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

•All checks should be made payable to “Marshall Funds.”

•The maximum ACH purchase amount is $100,000.

10	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by contacting your Authorized Dealer or by the other methods described below under the “Fund Redemption Easy Reference Table.” You may redeem shares by contacting MIS at 1-800-580-FUND (3863) if you have pre-authorized the telephone redemption privilege. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to the Fund.

Redemption requests for the Fund must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to accept and process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-580-FUND (3863)
•Contact MIS.

•If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

•Not available to retirement accounts, for which redemptions must be done in writing.

Mail
•Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•For additional assistance, call MIS at 1-800-580-FUND (3863).

HOW TO REDEEM AND EXCHANGE SHARES	11

Fund Redemption Easy Reference Table (cont.)

In Person
•Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

•The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

•Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

•Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

•Contact MIS or your Authorized Dealer to apply for this program.

Marshall Funds Website
•You may redeem Fund shares at www.marshallfunds.com.

Checkwriting

•You can redeem shares of the Fund by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

•Your check is treated as a redemption order for Fund shares equal to the amount of the check.

•A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

•Checks cannot be used to close your Fund account balance.

•Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

12	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund that were redeemed.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Frequent Traders. Because the Fund is a money market fund, the Adviser anticipates that shareholders will purchase and sell shares of the Fund frequently. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive trading of the Fund’s shares.

ADDITIONAL CONDITIONS FOR REDEMPTIONS	13

Account and Share Information

Fund Transactions Through Marshall Funds Website. If you have previously established an account with the Fund, you may purchase or redeem shares through the Marshall Funds’ website at www.marshallfunds.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of M&I Trust should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases and redemptions through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000

Your transactions through the website are effective at the time they are accepted by the Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Fund and its service providers have established certain security procedures, the Fund and its transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions or other incon-

veniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing or redeeming shares by another method. The Fund, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases and redemptions (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends, if any, are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time the Fund’s NAV is calculated, you will receive dividends declared that day. You will continue to receive dividends declared through, and including, the day you redeem your shares.

The Fund expects to distribute net capital gains, if any, at least annually. If capital gains or losses were realized by the Fund, they could result in an increase or decrease in the Fund’s distributions. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment. Dividends and capital gain distributions are treated the same for federal income tax purposes whether received in cash or in additional shares.

Shares may be redeemed based on either a dollar amount or number of shares. If you are redeeming based upon a number

14	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

What are Dividends and Capital Gains?

A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

of Fund shares, you must redeem enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in your account (other than accounts established through the Systematic Investment Program) and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Rule 12b-1 Plan. The Fund has a Rule 12b-1 Plan which allows the Fund’s Advisor Class shares to pay a fee equal to a maximum of 0.30% of the Advisor Class shares’ assets to the distributor and financial intermediaries for the sale and distribution of the Fund’s Advisor Class shares and for services provided to shareholders of the Fund’s Advisor Class shares. Because these shares pay marketing fees out of the Fund’s assets on an ongoing basis, your investment cost with respect to the Fund’s Advisor Class shares may be higher over time than with respect to other fund shares with different expenses and marketing fees.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers three classes of shares. All shares of the Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a class or a Marshall Fund are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Fund’s net investment income (which includes interest and net short-term capital gains), if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long you may have held shares of the Funds. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2012. Fund distributions are expected to primarily consist of ordinary income. It is not anticipated that the Fund’s distributions will be eligible for qualified dividend income treatment when received by noncorporate shareholders or the dividends received deduction available to corporate shareholders.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Because the Fund seeks to maintain a stable net asset value of $1.00 per share, it is unlikely that a shareholder will have a capital gain or loss for federal income tax purposes when his or her Fund shares are sold. However, there can be no assurance that the Fund will be able to maintain a stable share price. If the Fund is not able to maintain a stable share price, a redemption or sale of Fund shares may result in a taxable gain or loss to a shareholder for federal income tax purposes, depending on whether the proceeds are more or less than the shareholder’s basis in the redeemed or sold shares.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, you fail to make

ACCOUNT AND SHARE INFORMATION	15

Account and Share Information (cont.)

certain required certifications and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including tax-exempt interest dividends) and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Back-up withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

16	ACCOUNT AND SHARE INFORMATION

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board governs the Fund. The Board oversees the Adviser. The Adviser manages the Fund’s assets, including buying and selling portfolio securities for the Funds. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2010, the Adviser had approximately $24.6 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Manager. John D. Boritzke has managed the Fund since April 2010. He is a Senior Vice President and Director of Fixed Income of the Adviser. Mr. Boritzke joined the Adviser in November 1983. He has been a member of the Adviser’s Fixed Income Policy Group since 1985 and has been the Director of the Group since 1998. He is a Chartered Financial Analyst.

The Fund’s SAI provides additional information about the portfolio manager, including other accounts he manages, his ownership of Fund shares, and his compensation.

Advisory Fee. The Adviser is entitled to receive an investment advisory fee equal to a percentage of the Fund’s average daily net assets (ADNA) at the rates and subject to reduction at breakpoints listed in the following table.

Advisory Fee (as % of the Fund’s ADNA)

on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
0.150%	0.135%	0.120%	0.105%	0.090%

During the fiscal year ended August 31, 2010, the Fund paid the Adviser 0.13% of the Fund’s ADNA, giving effect to breakpoints and/or waivers by the Adviser during the period.

The Adviser has contractually agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.75% of the ADNA of the Advisor Class of the Fund. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

In addition, the Adviser has the discretion to voluntarily waive or reduce its investment advisory fee or reimburse expenses for the Fund. Any such waivers or reimbursements by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Fund’s August 31, 2010 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract on behalf of the Fund.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Fund as custodian of the assets, shareholder services agent, recordkeeper and administrator directly and through its division, MIS. The custody fees are calculated at the annual rate of 0.02% on the first $250 million of ADNA plus 0.01% of assets exceeding $250 million. M&I Trust is entitled to receive shareholder services fees from the Fund at the annual rate of 0.25% of the Fund’s ADNA. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion.

M&I Trust is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator.

M&I Trust, as administrator, is entitled to receive fees from the Fund at the following annual rates based on the aggregate combined ADNA of the Fund and other money market funds advised by the Adviser:

Fee	Combined ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

All fees of the sub-administrator are paid by M&I Trust.

MARSHALL FUNDS, INC. INFORMATION	17

Marshall Funds, Inc. Information (cont.)

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform recordkeeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Fund to M&I Trust) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as M&I Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Fund and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%. For its services, M&I Financial Advisors will receive special cash compensation based on the value of Fund shares invested through certain intermediaries for a designated time period. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. M&I Distributors, LLC (MID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. MID is an affiliate of the Adviser and M&I Trust.

18	MARSHALL FUNDS, INC. INFORMATION

Financial Highlights–Advisor Class of Shares

(For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the Advisor Class shares of the Fund for the last five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains distributions.

The information was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Fund’s financial statements and notes thereto, is included in the Fund’s Annual Report dated August 31, 2010, which is available free of charge from the Fund.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Ratios to Average Net Assets				Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
										Net Expenses(2)		Expense Waiver(2)	Net Investment Income (Loss)(2)
Prime Money Market Fund
2006	$1.00	$0.04	—	$0.04	$(0.04)	—	$(0.04)	$1.00	3.94%	0.75%		0.04%	3.89%	$90,776	—
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.75	0.75		0.02	4.65	115,093	—
2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.34	0.75		0.01	3.20	140,379	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.85	0.78	(3)	0.01	0.91	102,679	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.45		0.31	0.01	68,035	—

(1)	Based on net asset value.
(2)	The contractual and voluntary expense waivers are reflected in both the expense and net investment income (loss) ratios.
(3)	Participation fees for the Treasury’s Temporary Guarantee Program in the Prime Money Market Fund amounted to 0.04%.

FINANCIAL HIGHLIGHTS	19

The SAI is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call your Authorized Dealer or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the Marshall Funds’ web site www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

M&I Distributors, LLC Distributor	Investment Company Act File No. 811-58433
10-328-089

Marshall Funds, Inc.

Statement of Additional Information

December 29, 2010

Equity Funds

•	Marshall Large-Cap Value Fund

Class Y (MREIX)	Class I (MLVIX)
•	Marshall Large-Cap Growth Fund

Class Y (MASTX)	Class I (MLCIX)
•	Marshall Large-Cap Focus Fund

Class Y (MLYFX)	Class I (MLIFX)
•	Marshall Mid-Cap Value Fund

Class Y (MRVEX)	Class I (MRVIX)
•	Marshall Mid-Cap Growth Fund

Class Y (MRMSX)	Class I (MRMIX)
•	Marshall Small-Cap Growth Fund

Class Y (MRSCX)	Class I (MSGIX)
•	Marshall International Stock Fund

Class Y (MRISX)	Class I (MRIIX)
•	Marshall Emerging Markets Equity Fund

Class Y (MEMYX)	Class I (MIEMX)

Income Funds

•	Marshall Ultra Short Tax-Free Fund

Class Y (MUYSX)	Class I (MUISX)
•	Marshall Short-Term Income Fund

Class Y (MSINX)	Class I (MSIFX)
•	Marshall Short-Intermediate Bond Fund

Class Y (MAIBX)	Class I (MIBIX)
•	Marshall Intermediate Tax-Free Fund

Class Y (MITFX)	Class I (MIITX)
•	Marshall Government Income Fund

Class Y (MRGIX)	Class I (MGIIX)
•	Marshall Corporate Income Fund

Class Y (MCIYX)	Class I (MCIIX)
•	Marshall Aggregate Bond Fund

Class Y (MABYX)	Class I (MRAIX)
•	Marshall Core Plus Bond Fund

Class Y (MCYBX)	Class I (MCBIX)

Money Market Funds

•	Marshall Government Money Market Fund

Class Y (MGYXX)	Class I (MGNXX)
•	Marshall Tax-Free Money Market Fund

Class Y (MTFXX)	Class I (MFIXX)
•	Marshall Prime Money Market Fund

Class A (MABXX)	Class Y (MARXX)	Class I (MAIXX)

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectuses for the Marshall Funds listed above (each, a Fund and collectively, the Funds) dated December 29, 2010. This SAI incorporates by reference the financial statements from the Funds’ August 31, 2010 Annual Report. You may obtain any of the Prospectuses and the Annual Report without charge by calling Marshall Investor Services (MIS) at 1-800-236-FUND (3863), or you can visit the Marshall Funds’ website at http://www.marshallfunds.com.

P.O. Box 1348, Milwaukee, Wisconsin 53201-1348

M&I DISTRIBUTORS, LLC

Distributor

i

HOW ARE THE FUNDS ORGANIZED?

Marshall Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992.

The Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation offers 19 separate series.

The Board of Directors of the Corporation (Board) has established certain classes of shares with respect to each Fund as follows:

Fund	Advisor Class Shares (Class A)	Investor Class Shares (Class Y)	Institutional Class Shares (Class I)
Large-Cap Value		✓	✓
Large-Cap Growth		✓	✓
Large-Cap Focus		✓	✓
Mid-Cap Value		✓	✓
Mid-Cap Growth		✓	✓
Small-Cap Growth		✓	✓
International Stock		✓	✓
Emerging Markets Equity		✓	✓
Ultra Short Tax-Free		✓	✓
Short-Term Income		✓	✓
Short-Intermediate Bond		✓	✓
Intermediate Tax-Free		✓	✓
Government Income		✓	✓
Corporate Income		✓	✓
Aggregate Bond		✓	✓
Core Plus Bond		✓	✓
Government Money Market		✓	✓
Tax-Free Money Market		✓	✓
Prime Money Market	✓	✓	✓

The Funds’ investment adviser is M&I Investment Management Corp. (Adviser). The Adviser has retained the following sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) for certain Funds:

Fund Name	Sub-Adviser
Corporate Income	Taplin, Canida & Habacht, LLC (TCH)
Core Plus Bond	Taplin, Canida & Habacht, LLC (TCH)
International Stock	Acadian Asset Management, LLC (Acadian)
Trilogy Global Advisors, LP (Trilogy)
Emerging Markets Equity	Trilogy Global Advisors, LP (Trilogy)

This SAI contains additional information about the Corporation and the Funds. This SAI uses the same terms as defined in the Funds’ respective Prospectuses.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL) differ from the meanings assigned to those terms in the Prospectuses and this SAI. The Corporation’s Articles of Incorporation reconcile this inconsistency in terminology, and provide that the Prospectuses and SAI may define these terms consistently with the use of those terms under the WBCL.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of each Fund’s securities and investment techniques that are described in the Prospectuses.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

Recent Market Events

U.S. and international markets have experienced dramatic volatility in recent years. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the following securities.

Asset-Backed/Mortgage-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. The value and liquidity of asset-backed and mortgage-backed securities in which a Fund invests may be adversely affected by downturns in the sub-prime mortgage lending market. Concerns about defaults on sub-prime loans, which are made to borrowers with low credit ratings and other factors that increase the risk of default, have and may continue to create heightened volatility and turmoil in the credit markets. Asset-back and mortgage-backed securities may be supported by credit enhancements. However, there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Mortgage-Backed Securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Funds will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Funds may borrow money directly or through reverse repurchase agreements (as described below) in amounts up to one-third of total assets (net assets in the case of the Money Market Funds, Short-Term Income, Short-Intermediate Bond and Aggregate Bond) and pledge some assets as collateral. If a Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage within the limits of the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by the Fund will involve special risk considerations, including that the Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which a Fund may borrow money for temporary or emergency purposes.

The Securities and Exchange Commission (SEC) has granted an order permitting the Funds to participate in an interfund lending program, subject to their investment policies. This program allows the Funds to lend cash to and borrow cash from other Funds for temporary purposes, although the Money Market Funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the borrowing Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment polices and limitations. The Board is responsible for overseeing the interfund lending program.

The International Stock Fund and Emerging Markets Equity Fund are permitted to borrow money or engage in reverse repurchase agreements for investment leverage, a strategy that involves purchasing securities in amounts that exceed the amount it has invested in the underlying securities. The excess exposure increases the risks associated with the underlying securities and tends to exaggerate the effect of changes in the value of its portfolio securities and consequently on the Fund’s net asset value (NAV). The Fund may pledge more than 5% of its total assets to secure such borrowings. The International Stock Fund and Emerging Markets Equity Fund are also permitted to purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Funds may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Funds. A Fund purchasing Section 4(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Adviser determines whether Section 4(2) commercial paper and certain other restricted securities are liquid in accordance with the Funds’ procedures. Section 4(2) commercial paper and restricted securities that the Adviser has determined to be liquid are not subject to a Fund’s investment limitation applicable to illiquid securities.

Concentration. Each Fund has adopted a fundamental investment policy that prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”). For purposes of this policy, the Adviser determines industry classifications for the Equity Funds in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International.

Convertible Securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if a Fund holds fixed income securities convertible into shares of common stock at a conversion price of $10 per share, and the shares have a market value of $12, a Fund could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

The Money Market Funds may not purchase convertible securities.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. The Funds may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit a Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature, in which case liquidity is also affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest. Intermediate Tax-Free and the Equity Funds may not purchase demand master notes.

Depositary Receipts. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities. Intermediate Tax-Free, Government Money Market and Tax-Free Money Market may not purchase depositary receipts. Only International Stock and Emerging Markets Equity may purchase EDRs and GDRs.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative instruments (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Money Market Funds may not purchase or sell derivative instruments. The other Funds, in pursuing their individual objectives and to the extent specified herein or in their respective Prospectuses, may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent a Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.

The Income Funds may use financial futures contracts and options as tools in managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner is preferred to either liquidating or purchasing securities held by the Funds in order to achieve the portfolio’s duration targets because it reduces transaction costs to the Funds. In addition, the use of financial futures contracts and related options permits the Funds’ portfolio managers to react in a more timely manner to changes in interest rates.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for a Fund, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or to the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

A Fund, other than a Money Market Fund, may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund, other than a Money Market Fund, may purchase or write call futures options and put futures options, to the extent specified herein or in its Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission, neither the Company nor any Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (CEA), and they are not subject to registration or regulation as such under that Act.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser or Sub-Adviser (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with a Fund’s custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in its Prospectus.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Funds’ use of financial futures and options may not always be a successful strategy and using them could lower a Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Funds may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Funds to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, in which case that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in its Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase or a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser or Sub-Adviser, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser or Sub-Adviser. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser or Sub-Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser or Sub-Adviser.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Transactions. Foreign currency transactions generally are used by International Stock, Emerging Markets Equity, Corporate Income, and Core Plus Bond to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it also may limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts and purchasing put or call options on foreign currencies.

Exchange-Traded Futures Contracts. Exchange-traded futures contracts are used for the purchase or sale of foreign currencies (Foreign Currency Futures) and will be used to hedge against anticipated changes in exchange rates that might adversely affect the value of a Fund’s portfolio securities or the prices of securities that a Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of a Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, a Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

Foreign Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium as well as incur related transaction costs.

Additional Risks of Futures Contracts and Options. Options on securities, futures contracts and foreign currencies and futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund, other than a Money Market Fund, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (swap options).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a net basis. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser or Sub-Adviser, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including anticipated government regulations, could affect a Fund’s ability to utilize swaps.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser or Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. A Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets in hybrid instruments at time of investment. The Money Market Funds may not purchase or sell hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are to be announced mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Equity Securities are the fundamental units of ownership in a company. The following describes the types of equity securities in which the Equity Funds may invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund holding redeemable preferred stock may treat it as a fixed income security.

Publicly Traded Partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (MLPs) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.

MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. A Fund holding a warrant may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Funds invest may be redeemed by the issuer before maturity. If this occurs, a Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States. Intermediate Tax-Free, Government Money Market and Tax-Free Money Market do not purchase foreign securities.

Investing in foreign securities, including foreign corporate debt securities and foreign debt securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

Emerging Markets Securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. The Money Market Funds will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Money Market Funds may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments. The Equity Funds do not purchase Agreements.

High Yield Securities are securities rated below investment grade. A Fund may hold high yield securities if securities it holds are downgraded below investment grade. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this SAI for a discussion of securities ratings. The Money Market Funds and the Equity Funds may not purchase high yield securities.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. High yield securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors a Fund’s investments and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities. When a Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Funds currently lend their portfolio securities through Marshall & Ilsley Trust Company N.A. (M&I Trust), as agent. The Funds and M&I Trust have received an order from the SEC that permits M&I Trust to charge, and the Funds to pay, market-based compensation for M&I Trust’s services as securities lending agent.

Securities Lending Risks. When a Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. A Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If a Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Leverage Risks. Leverage risk is created when an investment exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment. The Equity Funds may not purchase municipal securities.

General obligation bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special revenue bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Funds may invest in bonds subject to the federal AMT. Each of Ultra Short Tax-Free, Intermediate Tax-Free and Intermediate Tax-Free Money Market is limited by its fundamental investment limitation in the amount it can invest in securities that may be subject to federal AMT (see “Fundamental Limitations—Tax Exempt Obligations”).

Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and

•	participation, trust and partnership interests in any of the foregoing obligations.

Municipal Leases. A Fund, other than Government Money Market, Prime Money Market and the Equity Funds, may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. Lease obligations may be limited by a municipal charter or by the inclusion in leases or contracts of “non-appropriation” clauses that relieve governmental issuers of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. If the entity does not appropriate funds for future lease or contract payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to a Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining a Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Geographic Diversification of the investments of Ultra Short Tax-Free and Intermediate Tax-Free is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities and school districts as well as some revenue issues which meet that Fund’s acceptable quality criteria.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. A Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. A Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Risks Related to Company Size. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of the company’s outstanding shares by its current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Securities of Other Investment Companies. The Funds may invest in the securities of other investment companies within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds are also subject to the risks described under Foreign Securities, above.

Sovereign Debt. Emerging Markets Equity, Short-Term Income, Short-Intermediate Bond, Government Income, Corporate Income, Aggregate Bond, Core Plus Bond and Prime Money Market may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, each Fund (except the Money Market Funds) may temporarily invest without limit in short-term debt obligations (money market instruments). These investments include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities (with respect to International Stock and Emerging Markets Equity). The Funds’ temporary investments must be of comparable quality to their primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

A Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). In September 2008, the Federal Housing Finance Agency (FHFA), an independent regulator, placed Fannie Mae and Freddie Mac into conservatorship, and FHFA succeeded to all of their rights, titles, powers and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. The Equity Funds may not purchase zero coupon securities.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES

The investment objective of each Fund shown below may be changed by the Board without shareholder approval.

•	Marshall Large-Cap Value Fund: to provide capital appreciation and above-average dividend income.

•	Marshall Large-Cap Growth Fund: to provide capital appreciation.

•	Marshall Large-Cap Focus Fund: to provide capital appreciation.

•	Marshall Mid-Cap Value Fund: to provide capital appreciation.

•	Marshall Mid-Cap Growth Fund: to provide capital appreciation.

•	Marshall Small-Cap Growth Fund: to provide capital appreciation.

•	Marshall International Stock Fund: to provide capital appreciation.

•	Marshall Emerging Markets Equity Fund: to provide capital appreciation.

•	Marshall Ultra Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with the preservation of capital.

•	Marshall Short-Term Income Fund: to maximize total return consistent with current income.

•	Marshall Short-Intermediate Bond Fund: to maximize total return consistent with current income.

•	Marshall Intermediate Tax-Free Fund: to provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

•	Marshall Government Income Fund: to provide current income.

•	Marshall Corporate Income Fund: to maximize total return consistent with current income.

•	Marshall Aggregate Bond Fund: to maximize total return consistent with current income.

•	Marshall Core Plus Bond Fund: to maximize total return consistent with current income.

•	Marshall Government Money Market Fund: to provide current income consistent with stability of principal.

•	Marshall Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.

•	Marshall Prime Money Market Fund: to provide current income consistent with stability of principal.

INVESTMENT POLICIES AND LIMITATIONS

With respect to each Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, each Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for a Fund unless authorized by the “majority of the outstanding voting securities” of that Fund, as defined by the 1940 Act.

Selling Short and Buying on Margin

The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Funds will not issue senior securities except that each Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its total assets (net assets in the case of the Money Market Funds, Short-Term Income Fund, Short-Intermediate Bond Fund and Aggregate Bond Fund), including the amounts borrowed; and except to the extent that a Fund is permitted to enter into futures contracts, options or forward contracts. Except for the International Stock Fund and Emerging Markets Equity Fund, a Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Except for the International Stock Fund and Emerging Markets Equity Fund, a Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: (1) margin deposits for the purchase and sale of futures contracts and related options; and (2) segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Lending Cash or Securities

A Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, except for the Money Market Funds, a Fund may purchase and sell futures contracts and related options, and the International Stock Fund and Emerging Markets Equity Fund may also enter into forward contracts and related options.*

*	The first sentence of this paragraph refers to physical commodities and contracts related to physical commodities; the second sentence refers to financial futures contracts and related options. Except for the Money Market Funds, which may not purchase or sell financial futures contracts or related options, there is no fundamental investment limitation regarding a Fund’s purchase or sale of financial futures contracts or related options.

Investing in Real Estate

The Funds will not purchase or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Under this limitation, each of Ultra Short Tax-Free and Intermediate Tax-Free will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of Ultra Short Tax-Free’s or Intermediate Tax-Free’s assets that may be invested in securities insured by any single insurer.

Concentration of Investments

Ultra Short Tax-Free and Intermediate Tax-Free:

The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, the Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities which are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

All Other Funds:

A Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities (and domestic bank instruments for the Money Market Funds) shall not be considered investments in any one industry.

Underwriting

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted (the term restricted does not apply to Intermediate Tax-Free) securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

Tax Exempt Obligations

Tax-Free Money Market invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.

Each of Ultra Short Tax-Free and Intermediate Tax-Free invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.

Non-Fundamental Limitations

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid and Restricted Securities

A Fund will not invest more than 15% (5% for a Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control

The Funds will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

Each Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.

Investing in Options

Except for bona fide hedging purposes, a Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

A Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

A Fund will not write call options in excess of 25% of the value of its total assets.

Money Market Fund Regulatory Compliance

The Money Market Funds are managed to comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. The Board has adopted procedures in accordance with Rule 2a-7, which govern the quality, maturity and diversity of the Money Market Funds’ investments. The

Money Market Funds limit their investments to instruments that, in the opinion of the Adviser, present minimal credit risks and have received the requisite rating from one or more NRSROs. If the instruments are not rated, the Adviser must determine that they are of comparable quality.

Other Investment Policies

Pursuant to Rule 35d-1 under the 1940 Act, each Fund (except Ultra Short Tax-Free, Intermediate Tax-Free, Corporate Income, Tax-Free Money Market and Prime Money Market) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each such Fund will provide its shareholders with at least 60 days prior written notice of any changes to such policy as required by Rule 35d-1.

VALUATION OF SECURITIES

Money Market Funds

The Board has approved the use of amortized cost for purposes of valuing portfolio instruments held by the Money Market Funds. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The procedures adopted by the Board, in accordance with Rule 2a-7, are reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Funds’ investment goals. The Funds’ procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will take any steps it considers appropriate if there is a difference of more than 0.5 of 1% between the two values (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

The Money Market Funds are permitted to purchase instruments that are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days on no more than 30 calendar days’ notice. A standby commitment entitles a Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Money Market Funds acquire instruments subject to demand features and standby commitments to enhance the instruments’ liquidity. The Funds treat demand features and standby commitments as part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Funds define demand features and standby commitments as puts, the Funds do not consider them to be corporate investments for purposes of their investment policies.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

All Other Funds

Portfolio securities of the other Funds are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•

for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•	for municipal bonds, by an independent pricing service;

•

in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics and other market data or factors.

A Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the International Stock Fund and Emerging Markets Equity Fund each values foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectuses, shares of each class of the Equity and Income Funds are sold at their NAVs on days the NYSE is open for business and shares of each class of the Money Market Funds are sold at their NAVs on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Money Market Funds’ portfolio managers determine sufficient liquidity exists in those markets.

The procedure for purchasing shares is explained in the Prospectuses under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

M&I Distributors, LLC (MID), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as the principal distributor of the Funds’ shares (the Distributor). Under a Distribution Agreement with the Funds, MID offers the Funds’ shares on a continuous, best-efforts basis. MID is an affiliate of the Adviser and M&I Trust. Prior to September 2, 2008, the Fund’s distributor was Grand Distribution Services, LLC (Grand), located at 803 West Michigan Street, Milwaukee, Wisconsin 53233.

For the fiscal years ended August 31, 2010 and August 31, 2009, MID received the following commissions for Class A shares. For the fiscal year ended August 31, 2008, the previous distributor, Grand, received the following commissions for Class A shares. Effective November 30, 2010, only Prime Money Market offers Class A shares.

Underwriting Commissions

(Aggregate Amount/Amount Retained)

For the Fiscal Year Ended August 31
Fund	2010	2009	2008
Large-Cap Value	$15,093/$2,916	$19,622/$4,185	$22,490/$4,160
Large-Cap Growth	$14,772/$2,722	$12,654/$2,389	$25,390/$4,887
Mid-Cap Value	$12,839/$2,536	$9,191/$1,762	$19,576/$3,870
Mid-Cap Growth	$9,127/$1,872	$5,417/$948	$22,708/$4,785
Small-Cap Growth	$47,871/$8,605	$10,979/$2,089	$25,790/$5,239
International Stock	$7,134/$1,361	$5,692/$1,057	$22,713/$4,820
Emerging Markets Equity	$9,722/$2,087	$820/$155*	N/A
Short-Term Income	$7,767/$2,029	$926/$232	$2,807/$664
Short-Intermediate Bond	$7,806/$1,990	$7,990/$2,022	$7,371/$1,860
Government Income	$14,702/$3,741	$11,754/$3,018	$10,248/$2,593
Corporate Income	$17,218/$4,544	$26,678/$6,757*	N/A
Aggregate Bond	$15,208/$3,922	$24,960/$6,309	$5,726/$1,526

*	Commission information for each of Corporate Income and Emerging Markets Equity is for the period from December 23, 2008, the date on which each Fund commenced operations, to August 31, 2009, the end of each Fund’s fiscal year.

12b-1 Plan (Prime Money Market Class A Only)

Prime Money Market is subject to a compensation-type distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act (the Plan). The Plan authorizes payments by the Advisor Class shares of Prime Money Market at an annual rate of 0.30% of the average daily net assets of the Advisor Class shares of the Fund (Plan Shares). The Plan provides that the Distributor shall act as the distributor of Plan Shares, and it permits the payment of fees to brokers (including M&I Financial Advisors, an affiliate of the Adviser), dealers and administrators for distribution and/or administrative services. The Plan is designed to stimulate brokers, dealers and administrators to provide distribution and/or administrative support services to Advisor Class shares and holders of Plan Shares. These services are to be provided by representatives who have knowledge of the shareholders’ particular circumstances and goals, and include, but are not limited to:

(1) providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; (2) processing purchase and redemption transactions and automatic investment of client account cash balances; (3) answering client inquiries regarding the Plan Shares; (4) assisting clients in changing dividend options, account designations, and addresses; and (5) providing such other services as the Fund reasonably requests.

Other benefits of the Plan include, but are not limited to, the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Plan Shares by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Plan Shares and prompt responses to shareholder requests and inquiries concerning their accounts.

For the fiscal year ended August 31, 2010, 12b-1 fees were payable to the Distributor in the amount of $231,760 on Advisor Class shares of Prime Money Market Fund at the rate of 0.30% of the Fund’s average daily net assets. The Distributor waived $228,499 of the fees payable under the Plan. All of the $3,261 paid by the Advisor Class shares of the Fund under the Plan was spent on dealer compensation.

Shareholder Services (Class Y and Class A Shares Only)

M&I Trust is the shareholder servicing agent for the Funds. As such, it provides shareholder services to the Funds that include, but are not limited to, distributing Prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.

The Funds may pay M&I Trust for providing shareholder services and maintaining shareholder accounts. M&I Trust may select others to perform these services for their customers and may pay them fees.

For the fiscal year ended August 31, 2010, the Class Y and Class A shares of the Funds paid the following shareholder services fees and M&I Trust voluntarily waived the following amounts. M&I Trust may terminate such voluntary waivers at any time. No information is provided for Large-Cap Focus, as it had not commenced operations prior to August 31, 2010.

Shareholder Services Fee Paid/ Shareholder Services Fee Waived
Fund	Class Y	Class A
Large-Cap Value	$202,068/$0	$16,670/$0
Large-Cap Growth	$158,844/$0	$14,490/$0
Mid-Cap Value	$321,356/$0	$16,706/$0
Mid-Cap Growth	$158,600/$0	$9,112/$0
Small-Cap Growth	$381,166/$0	$41,929/$0
International Stock	$76,150/$0	$6,937/$0
Emerging Markets Equity	$28,838/$0	$908/$0
Ultra Short Tax-Free*	$58,462/$0	N/A
Short-Term Income	$101,456/$0	$6,832/$0
Short-Intermediate Bond	$149,602/$0	$12,271/$0
Intermediate Tax-Free	$650,456/$598,419	N/A
Government Income	$689,821/$0	$13,071/$0
Corporate Income	$25,221/$0	$4,329/$0

Shareholder Services Fee Paid/ Shareholder Services Fee Waived
Fund	Class Y	Class A
Aggregate Bond	$269,270/$0	$4,731/$0
Core Plus Bond	$80,271/$0	N/A
Government Money Market	$1,056,209/$731,072	N/A
Tax-Free Money Market	$921,619/$0	N/A
Prime Money Market	$4,408,206/$669,718	$193,134/$5,060

*	Amounts for Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund commenced operations, to August 31, 2010, the end of the Fund’s fiscal year.

HOW TO BUY SHARES

Exchanging Securities for Shares

A shareholder may contact the Funds to request a purchase of shares in an exchange for securities owned by the shareholder. The Funds reserve the right to determine whether to accept the securities and the minimum market value to accept. The Funds will value the securities in the same manner as it values its assets. This exchange is treated as a sale of a shareholder’s securities for federal income tax purposes.

Redemption In Kind

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

In addition, the Funds have adopted procedures, consistent with SEC guidelines, to permit redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in dividends and capital gains distributions by the Fund. All shares of each Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable.

Control Persons and Principal Shareholders

As of December 1, 2010, the following shareholders owned of record or are known by the Corporation to own of record or beneficially more than 5% of a Fund’s outstanding class of shares:

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Large-Cap Value	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	1,858,672.0	21%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	4,213,280.9	47%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	2,564,363.1	29%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	5,275,277.9	59%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,946,082.3	22%

Large-Cap Growth	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	1,267,593.6	14%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	502,955.6	6%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	6,931,622.9	78%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,772,744.1	57%

Large-Cap Focus	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,214,640.9	99%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	2,072,932.6	100%

Mid-Cap Value	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	2,136,605.2	23%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	5,140,229.9	55%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,789,434.8	19%

	Y	Charles Schwab & Co Inc Reinvest Account 101 Montgomery St San Francisco CA 94104-4151	1,034,454.8	8%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,607,718.6	29%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,068,720.6	25%

Mid-Cap Growth	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	1,394,710.6	15%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,835,034.0	42%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	I	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,833,395.9	42%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	2,517,888.8	56%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	762,701.8	17%

Small-Cap Growth	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	3,344,913.9	29%

	I	Pearl Total Return Fund A Series PO Box 209 Muscatine IA 52761-0069	643,549.1	5%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	5,007,711.0	43%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,473,506.2	13%

	Y	Charles Schwab & Co Inc Reinvest Account 101 Montgomery St San Francisco CA 94104-4151	1,049,123.3	7%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	2,402,949.2	17%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	2,760,458.4	20%

	Y	NFS LLC* FBO Qualified Employee 401k Plans Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,805,219.6	13%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	765,274.2	5%

International Stock	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,513,969.3	94%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	2,457,328.8	69%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	331,295.3	9%

Emerging Markets Equity	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	147,545.8	5%

	I	Industricorp and Co 312 Central Ave Se Ste 508 Minneapolis MN 55414-1166	924,710.6	32%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,756,677.7	61%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	747,652.7	88%

Ultra Short Tax-Free	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	25,233,660.1	82%

	I	Northern Trust Co PO Box 92956 Chicago IL 60675-0001	1,994,895.1	6%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,799,895.3	6%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	540,375.9	11%

	Y	R. Cohen M. Cohen Mequon WI 53092	374,225.3	7%

	Y	Maril & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	617,567.8	12%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,886,425.6	37%

	Y	Pershing LLC* PO Box 2052 Jersey City NJ 07303-2052	259,361.9	5%

Short-Term Income	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	3,951.046.1	51%

	I	Maril & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	600,596.4	8%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,201,886.3	41%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	642,982.7	10%

	Y	Maril & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	403,035.7	6%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,687,813.5	57%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	361,740.3	6%

Short-Intermediate Bond	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	3,636,933.5	33%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	687,913.2	6%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	6,369,200.3	57%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	349,556.8	6%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	514,524.3	8%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,696,065.4	27%

Intermediate Tax-Free	Y	Charles Schwab & Co Inc Reinvest Account 101 Montgomery St San Francisco CA 94104-4151	11,117,861.5	26%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	13,122,774.7	31%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,534,675.9	8%

Government Income	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	5,628,659.8	53%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	I	Maril & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	787,597.7	7%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,890,739.0	36%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,161,441.6	13%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,728,918.4	7%

Corporate Income	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	583,176.8	14%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,656,021.5	86%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,243,937.9	76%

Aggregate Bond	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	4,765,091.1	27%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	12,846,187.9	72%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	14,213,029.0	95%

Core Plus Bond	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	202,170.9	6%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,112,321.6	92%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,455,286.9	97%

Government Money Market	I	Maril & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	85,507,373.4	29%

	I	Allmerica Financial Corp 440 Lincoln St Worcester MA 01653-0002	17,641,968.2	6%

	I	M&I Marshall & Ilsley Bank* c/o M&I Support Services PO Box 366 Sun Prairie WI 53590-0366	30,304,000.3	10%

	I	Maril & Co FBO WSFS Bank* 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	18,652,518.0	6%

	I	Maril & Co FBO Washington Trust* 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	81,443,774.0	27%

	I	Maril & Co* FBO Members Trust Company 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	40,682,253.5	14%

	Y	M&I Custody of Nevada Inc* FBO CSB Investments Inc 3993 Howard Hughes Pkwy Ste 100 Las Vegas NV 89169-5967	15,349,045.5	7%

	Y	Maril & Co* Marshall & Ilsley Trust Co, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	67,949,015.5	33%

	Y	M&I Marshall & Ilsley Bank* c/o M&I Support Services PO Box 366 Sun Prairie WI 53590-0366	14,662,723.3	7%

	Y	San Pasqual Fiduciary Trust Co One Wilshire Building 624 S Grand Ave Ste 2625 Los Angeles CA 90017-3816	12,926,704.4	6%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Tax-Free Money Market	I	Maril & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	434,233,444.9	67%

	I	M&I Marshall & Ilsley Bank* c/o M&I Support Services PO Box 366 Sun Prairie WI 53590-0366	37,787,288.7	6%

	I	Maril & Co FBO Bank NC* 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	59,051,701.6	9%

	Y	Maril & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	163,935,035.1	52%

	Y	Pershing LLC* Attn Cash Management Services 1 Pershing Plaza Jersey City NJ 07399-0002	47,915,088.5	15%

Prime Money Market	A	Pershing LLC* Attn Cash Management Services 1 Pershing Plaza Jersey City NJ 07399-0002	53,879,445.9	83%

	I	Maril & Co* M&I Trust Company, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,276,395,872.4	65%

	I	M&I Marshall & Ilsley Bank* c/o M&I Support Services PO Box 366 Sun Prairie WI 53590-0366	119,715,944.6	6%

	I	PNC Capital Markets LLC 249 5th Avenue Pittsburgh PA 15222-2707	98,040,243.3	5%

	Y	Maril & Co* M&I Trust Company, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,224,005,218.9	79%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Milwaukee WI 53224-3638	121,309,157.8	8%

*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Any person who beneficially owns more than 25% of the outstanding shares of a Fund or a class may be considered a “controlling person” of such Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

As of November 30, 2010, the current officers and directors of the Corporation, as a group, owned less than 1% of any class of each Fund’s outstanding shares.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

Each Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). In order to so qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

To the extent that a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions. In the event a Fund fails to qualify as a regulated investment company under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by each Fund.

Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98% (or 98.2% for calendar years beginning after enactment of the Regulated Investment Company Modernization Act of 2010) of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (IRS) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders

With respect to Funds other than the Tax-Exempt Funds (see discussion below), shareholders will be subject to federal income tax on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2013, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of a Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2012 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by a Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds’ shareholders. Because no portion of the income of any Fund, other than the Equity Funds, will consist of dividends from domestic corporations or qualified foreign corporations, dividends paid by the Funds, other than the Equity Funds, are not expected to be eligible for qualified dividend income treatment when paid to noncorporate shareholders or qualify for the dividends received deduction available to corporate shareholders.

Dividend income received by a Fund and distributed to a Fund shareholder may not be treated as qualified dividend income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

To the extent a Fund is unable to use its capital losses, it may be entitled to a capital loss carry-forward, which may reduce the taxable gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Tax-Exempt Funds

Ultra Short Tax-Free, Intermediate Tax-Free and Tax-Free Money Market (the Tax-Exempt Funds) intend to qualify to pay “exempt interest dividends” by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Section 103(a) of the Code. So long as this and certain other requirements are met, dividends consisting of each such Fund’s net tax-exempt interest income will be exempt interest dividends, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, receipt of certain exempt interest dividends may have federal alternative minimum tax consequences. Distributions of net investment income received by these Funds from taxable securities or from net short-term capital gains, if any, realized by the Funds will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Funds. Distributions of net capital gain, if any, realized by the Funds will be taxable to shareholders at long-term capital gain rates. Gains of the Tax-Exempt Funds that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.

Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Funds is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. If a shareholder receives exempt interest dividends with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt interest dividends. In addition, the Code may require a shareholder who receives exempt interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by “private activity bonds” or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all dividends received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt interest dividends and distributions also may affect a foreign corporate shareholder’s federal “branch profits” tax liability, and an S corporation shareholder’s federal tax on “passive investment income.”

Dividends may be subject to state and local taxation despite their status as exempt interest dividends for federal income tax purposes. As a result, shareholders of a Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Issuers of securities purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. The Corporation expects that only International Stock and Emerging Markets Equity will qualify to pass through to Fund shareholders foreign taxes paid by the Fund.

If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from a Fund (including exempt interest dividends) and on redemptions of Fund shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish a Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and redemption proceeds paid to the shareholder at the rate set forth in applicable IRS rules and regulations. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

However, effective for taxable years of a Fund beginning before January 1, 2012, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

DIRECTORS AND OFFICERS

Directors

The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Each director with two asterisks (**) is deemed to be an “interested person,” as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Marshall Funds are referred to in this SAI as “independent directors.” The Corporation currently offers 19 separate portfolios or funds. Information in the following table is as of November 30, 2010 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 54	Director and President	Since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (M&I Trust) since 1998.	19	None

Kenneth C. Krei** Age: 61	Director	Since July 2004	Chairman of M&I Financial Advisors, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (M&I Corp.) (a bank holding company) since July 2003.	19	None

*	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
**	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and M&I Corp.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 68	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	19	None

Ridge A. Braunschweig Age: 57	Independent Director	Since October 2009	Executive Vice President, Chief Financial Officer and Treasurer, since 2000; Vice President of Finance (1985-2000); Controller and Treasurer (1983-1985); Assistant to the President (1981-1983), CPL Industries, Inc. (manufacturing holding company prior to May, 2009; family office since May, 2009)	19	None

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Benjamin M. Cutler Age: 66	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2002.	19	None

John A. Lubs Age: 63	Independent Director	Since July 2004	Consultant to Family Board Members Mason Companies, Inc., since 2010; Vice Chairman, Mason Companies, Inc. (a footwear distributor), October 2004 to July 2010; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	19	None

James Mitchell Age: 63	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007.	19	None

Barbara J. Pope Age: 62	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	19	None

Some of the independent directors, personally or through business relationships, have banking, investment management, custodial or borrowing relationships with the M&I Bank, M&I Trust and other affiliates of the Adviser.

Officers

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of November 30, 2010.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 37	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.

John D. Boritzke Age: 54	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.

Julie A. D’Angelo Age: 40	Secretary	Elected by the Board annually; since April 2010	Vice President and Securities Counsel of the Adviser and M&I Trust since 2009; Associate, Foley & Lardner LLP (a law firm), 2002-2009.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen R. Oliver Age: 59	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008, and Anti-Money Laundering Officer; since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President of M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds, from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds, from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company), from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance company) and President, Gold Reinsurance Company Ltd. (reinsurance company), from December 2001 to March 2006.

Board of Directors

The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the year ended August 31, 2010, the Board held eight meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.

The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the Funds overseen by the Board and the nature of the Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance and investment strategies and limitations and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm and counsel to the Funds and independent directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Sub-Advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The independent directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2010, the Audit Committee held four meetings.

The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2010, the Nominating and Governance Committee held three meetings.

The Board has also established a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Director Experience and Qualifications

Following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a director since 2006. The Board also considered his professional and financial industry experience serving as an executive, counsel and director of various fund complexes. The Board considered the executive, regulatory, investment and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Vice President of the Adviser and M&I Trust since 1998. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s positions with the Adviser and M&I Trust, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Braunschweig has served as a director since 2009. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditor experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered that Mr. Cutler has served as a director since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Krei has served as a director since 2004, Chairman of M&I Financial Advisors, Inc. since January 2005, Director and Chief Executive Officer of the Adviser since July 2003, Director, President and Chief Executive Officer of M&I Trust since July 2003 and Senior Vice President of M&I Corp. since July 2003. The Board also considered his professional experience serving in various executive positions within the financial industry. The Board considered the executive, investment and operations experience that Mr. Krei gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Krei’s positions with the Adviser and M&I Trust, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Lubs has served as a director since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a director of St. Francis Hospital and of North Bay Trading Co. The Board also considered the executive, financial and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director since 1999, and that she serves as chair of the Audit Committee and the Nominating and Governance Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

The Corporation pays each independent director an aggregate annual fee of $50,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2010.

Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Larry D. Armel	$50,000	$50,000
Ridge A. Braunschweig	$50,000	$50,000
Benjamin M. Cutler	$50,000	$50,000
John A. Lubs	$50,000	$50,000
James Mitchell	$50,000	$50,000
Barbara J. Pope	$50,000	$50,000

(1)

The Marshall Funds Complex currently offers 19 Funds. Each Fund pays an equal portion of the total compensation received by each independent director. Large-Cap Focus had not commenced operations prior to August 31, 2010, and, therefore, did not pay any share of the total annual fees paid to the Independent Directors.

Board Ownership of Shares in the Fund and in the Marshall Funds Family of Investment Companies as of December 31, 2009

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies
Larry D. Armel	Large-Cap Value Mid-Cap Value Prime Money Market	$50,001-$100,000 $50,001-$100,000 $1-$10,000	Over $100,000

John M. Blaser	Large-Cap Value Large-Cap Growth Mid-Cap Growth Mid-Cap Value Small-Cap Growth Ultra Short Tax Free Short-Intermediate Bond Intermediate Tax-Free Tax-Free Money Market Prime Money Market	Over $100,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000 $1,000-$10,000 $10,001-$50,000 Over $100,000 Over $100,000 $1,000-$10,000	Over $100,000

Ridge A. Braunschweig	Tax-Free Money Market	Over $100,000	Over $100,000

Benjamin M. Cutler	Mid-Cap Value	Over $100,000	Over $100,000

Kenneth C. Krei	Intermediate Tax-Free Tax-Free Money Market	Over $100,000 Over $100,000	Over $100,000

John A. Lubs	Large-Cap Value Mid-Cap Growth Mid-Cap Value	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000	$50,001-$100,000

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies

James Mitchell	Mid-Cap Growth Mid-Cap Value Small-Cap Growth Emerging Markets Equity Ultra Short Tax-Free Tax-Free Money Market Prime Money Market	Over $100,000 Over $100,000 $50,001-$100,000 Over $100,000 Over $100,000 Over $100,000 $10,001-$50,000	Over $100,000

Barbara J. Pope	Large-Cap Growth Mid-Cap Growth Mid-Cap Value Small-Cap Growth Tax-Free Money Market Prime Money Market	$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000

(1)	Dollar range of shares owned in any Fund that is not identified in this table is “None.”

INFORMATION ABOUT THE ADVISER AND SUB-ADVISERS

Adviser to the Funds

The Funds’ investment adviser is M&I Investment Management Corp., a Wisconsin corporation headquartered in Milwaukee, Wisconsin. The Adviser conducts investment research and makes investment decisions for the Funds, except for Corporate Income, Core Plus Bond, Emerging Markets Equity and International Stock for which the Adviser performs oversight of the Funds’ Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Corporation, the Funds, or any shareholder of a Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, each Fund pays the Adviser, on a monthly basis, an annual management fee based on the percentage of the average daily net assets of the Fund (ADNA) as follows:

Fund	Annual Fee as % of ADNA
Large-Cap Value	0.75%
Large-Cap Growth	0.75
Large-Cap Focus	0.50
Mid-Cap Value	0.75
Mid-Cap Growth	0.75
Small-Cap Growth	1.00

Fund	Annual Fee as % of ADNA
International Stock	1.00
Emerging Markets Equity	1.00
Ultra Short Tax-Free	0.20
Short-Term Income	0.20
Short-Intermediate Bond	0.40
Intermediate Tax-Free	0.30	*
Government Income	0.40
Corporate Income	0.25
Aggregate Bond	0.40
Core Plus Bond	0.25
Government Money Market	0.20
Tax-Free Money Market	0.20
Prime Money Market	0.15

*	Effective December 27, 2010. Prior thereto, Intermediate Tax-Free’s advisory fee was equal to 0.60% of the average daily net assets of the Fund.

The Funds and the Adviser have implemented a fee reduction schedule for the investment advisory fees charged to the Funds (excluding Large-Cap Focus and Small-Cap Growth). The fee reduction schedule for such Funds, excluding Emerging Markets Equity, Ultra Short Tax-Free, Intermediate Tax-Free, Corporate Income, Core Plus Bond and Money Market Funds, was effective November 1, 2007. The advisory fees for the Income Funds and Equity Funds (except the Large-Cap Focus and Small-Cap Growth Fund) are subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth	0.75	0.74	0.70	0.65
Mid-Cap Value	0.75	0.74	0.70	0.65
Mid-Cap Growth	0.75	0.74	0.70	0.65
International Stock	1.00	0.99	0.95	0.90
Emerging Markets Equity	1.00	0.99	0.95	0.90
Ultra Short Tax-Free	0.20	0.19	0.10	0.10
Short-Term Income	0.20	0.19	0.10	0.10
Short-Intermediate Bond	0.40	0.39	0.30	0.25
Intermediate Tax-Free	0.30	0.29	0.20	0.15
Government Income	0.40	0.39	0.30	0.25
Corporate Income	0.25	0.24	0.15	0.10
Aggregate Bond	0.40	0.39	0.30	0.25
Core Plus Bond	0.25	0.24	0.15	0.10

From September 1, 2007 to October 31, 2007, a different fee reduction schedule was in effect for the investment advisory fees charged to the Funds then in existence, except with respect to Small-Cap Growth and the Money Market Funds. During this period, the following advisory fee reduction schedule for these Funds was in effect: -0.01% on net assets in excess of $500 million and up to and including $750 million, -0.05% on net assets in excess of $750 million and up to and including $1 billion and -0.10% on net assets in excess of $1 billion.

From November 1, 2007 to December 27, 2010, the advisory fee for the Intermediate Tax-Free was subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Intermediate Tax-Free	0.60%	0.59%	0.50%	0.45%

Effective July 1, 2008, the advisory fees for the Money Market Funds are subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market	0.200	0.185	0.170	0.155	0.140
Prime Money Market	0.150	0.135	0.120	0.105	0.090

As of September 1, 2009 for the Income Funds and Money Market Funds (since inception for Class I of Intermediate Tax-Free) and December 29, 2009 for the Equity Funds (since inception for Large-Cap Focus), the Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the percentage of the average daily net assets of each class of the following Funds (the “Expense Limit”), as set forth below. Acquired Fund Fees and Expenses are excluded from the Expense Limit for each applicable Fund. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated. With respect to International Stock, each sub-adviser has agreed to pay a portion of the Adviser’s obligation under the Fund’s Expense Limit.

Fund	Expense Limit
Marshall Large-Cap Value Fund
Investor Class	1.24%
Institutional Class	0.99
Marshall Large-Cap Growth Fund
Investor Class	1.24
Institutional Class	0.99
Marshall Large-Cap Focus Fund
Investor Class	0.90
Institutional Class	0.65
Marshall Mid-Cap Value Fund
Investor Class	1.24
Institutional Class	0.99
Marshall Mid-Cap Growth Fund
Investor Class	1.24
Institutional Class	0.99
Marshall Small-Cap Growth Fund
Investor Class	1.44
Institutional Class	1.19
Marshall International Stock Fund
Investor Class	1.45
Institutional Class	1.20

Fund	Expense Limit
Marshall Emerging Markets Equity Fund
Investor Class	1.50
Institutional Class	1.25
Marshall Ultra Short Tax-Free Fund
Investor Class	0.55
Institutional Class	0.30
Marshall Short-Term Income Fund
Investor Class	0.60
Institutional Class	0.35
Marshall Short-Intermediate Bond Fund
Investor Class	0.80
Institutional Class	0.55
Marshall Intermediate Tax-Free Fund
Investor Class	0.55
Institutional Class	0.50
Marshall Government Income Fund
Investor Class	0.80
Institutional Class	0.55
Marshall Corporate Income Fund
Investor Class	0.80
Institutional Class	0.55
Marshall Aggregate Bond Fund
Investor Class	0.80
Institutional Class	0.55
Marshall Core Plus Bond Fund
Investor Class	0.80
Institutional Class	0.55
Marshall Government Money Market Fund
Investor Class	0.45
Institutional Class	0.20
Marshall Tax-Free Money Market Fund
Investor Class	0.45
Institutional Class	0.20
Marshall Prime Money Market Fund
Investor Class	0.45
Adviser Class	0.75
Institutional Class	0.20

In addition, the Adviser may voluntarily waive any portion of its management fee for a Fund. Any such voluntary waivers by the Adviser may be terminated at any time in the Adviser’s sole discretion.

For the fiscal periods ended August 31, 2010, 2009 and 2008, the Adviser was entitled to receive the management fees shown below. During those same periods, the Adviser and/or its affiliates voluntarily waived or reimbursed the amounts shown below. No information is provided for Large-Cap Focus, as it had not commenced operations prior to August 31, 2010.

Management Fee/Fees Waived and Expenses Reimbursed
For the Fiscal Year Ended August 31
Fund	2010	2009	2008
Large-Cap Value	$1,418,424/$107,603	$1,417,153/$0	$2,318,139/$0
Large-Cap Growth	$1,306,040/$121,625	$1,129,059/$0	$1,888,329/$0
Mid-Cap Value	$1,796,898/$95,430	$1,438,741/$0	$3,130,708/$0
Mid-Cap Growth	$1,604,163/$80,635	$1,273,351/$0	$1,897,899/$0
Small-Cap Growth	$3,298,329/$232,048	$2,041,430/$0	$2,847,817/$0
International Stock	$795,268/$372,721	$1,475,662/$0	$4,642,620/$0
Emerging Markets Equity(1)	$584,425/$297,122	$170,366/$216,810	N/A
Ultra Short Tax-Free(2)	$300,086/$241,806	N/A	N/A
Short-Term Income	$229,245/$227,415	$176,562/$238,130	$227,213/$266,039
Short-Intermediate Bond	$705,216/$246,953	$782,888/$276,136	$1,790,658/$266,960
Intermediate Tax-Free	$1,561,093/$789,335	$626,963/$366,044	$515,672/$296,767
Government Income	$1,696,641/$447,479	$2,052,378/$511,390	$2,746,419/$401,023
Corporate Income(1)	$105,063/$126,112	$26,867/$112,971	N/A
Aggregate Bond	$1,085,081/$253,203	$917,301/$268,011	$1,048,624/$214,430
Core Plus Bond(1)	$168,410/$117,197	$65,205/$83,104	N/A
Government Money Market	$1,549,651/$684,702	$2,131,534/$786,606	$1,000,213/$487,025
Tax-Free Money Market	$1,880,660/$826,835	$1,823,490/$743,298	$1,423,717/$638,157
Prime Money Market	$5,993,049/$443,914	$7,267,651/$149,333	$8,263,821/$795,580

(1)

The fees paid in 2009 by each of Emerging Markets Equity, Corporate Income and Core Plus Bond are for the period from December 23, 2008, the date on which each Fund began operations, to August 31, 2009, the end of each Fund’s fiscal year.

(2)	The fees paid in 2010 by Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund began operations, to August 31, 2010, the end of the Fund’s fiscal year.

Sub-Advisers to Corporate Income, Core Plus Bond, International Stock and Emerging Markets Equity

It is the Adviser’s responsibility to select sub-advisers for Corporate Income, Core Plus Bond, International Stock and Emerging Markets Equity to review each Sub-Adviser’s performance. TCH is the sub-adviser to Corporate Income and Core Plus Bond. Acadian and Trilogy are the sub-advisers to International Stock. Trilogy is the sub-adviser to Emerging Markets Equity. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for their respective Funds, subject to the Fund’s investment objective, policies and limitations. The control persons of each Sub-Adviser are described in each Sub-Adviser’s Form ADV as filed with the SEC.

For its services to Corporate Income and Core Plus Bond, TCH receives a fee at the annual rate of 0.25% of each Fund’s average daily net assets for Fund assets of $500 million or less; 0.24% for the next $200 million; 0.15% for the next $100 million and 0.10% for assets in excess of $800 million. TCH is paid by the Adviser.

TCH is a Delaware limited liability company and an investment adviser registered with the SEC. TCH provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations and individuals. TCH is a majority-owned subsidiary of the Adviser.

For their respective services under the subadvisory agreements, on behalf of International Stock, (i) Acadian receives a fee at the annual rate of 0.55% of the average daily net assets of the portion of International Stock’s assets it manages up to $100 million in net assets and 0.40% of the average daily net assets above $100 million and (ii) Trilogy receives a fee at the annual rate of 0.40% of the average daily net assets of the portion of International Stock’s assets it manages. Acadian and Trilogy are paid by the Adviser.

Acadian is a Delaware limited liability company and an investment adviser registered with the SEC. It has been providing investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. Acadian is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, a Delaware limited liability company and a wholly owned subsidiary of Old Mutual (US) Holdings Inc., a Delaware holding company. Old Mutual (US) Holdings Inc. is owned by OM Group (UK) Limited, a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

Trilogy provides portfolio management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals, and other institutions located principally in Canada and the United States, and is an investment adviser registered with the SEC. Trilogy is a majority-owned subsidiary of Affiliated Managers Group, Inc.

For its services to Emerging Markets Equity, Trilogy receives a fee at the annual rate of 0.00% of the Emerging Markets Equity’s average daily net assets for Fund assets up to $50 million; 0.50% for the next $50 million and 0.75% for assets in excess of $100 million. Trilogy is paid by the Adviser.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Funds’ respective Prospectuses, the portfolio managers listed below are responsible for the day-to-day management of the Funds. With respect to the Funds for which one portfolio manager is listed in the following table, such portfolio manager is solely responsible for the day-to-day management of the Fund and is primarily responsible for the day-to-day management of the other accounts set forth in the table. In the case of the Funds for which more than one portfolio manager is listed in the following table, such portfolio managers are jointly responsible for the day-to-day management of the applicable Fund. In the case of International Stock, the portion of the portfolio sub-advised by Acadian is managed by one portfolio manager and the portion of the portfolio sub-advised by Trilogy is jointly managed by three portfolio managers. Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers

As of August 31, 2010

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager					Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager	Number	Total Assets ($)	Number		Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Large-Cap Value
Daniel P. Brown	—	—	1		56 million	—	—	670	432 million	—	—
Large-Cap Growth
Alan K. Creech	—	—	—		—	—	—	—	—	—	—
Robert G. Cummisford	—	—	—		—	—	—	—	—	—	—
Mid-Cap Value
Matthew B. Fahey	—	—	—		—	—	—	32	58 million	—	—
Mid-Cap Growth
Kenneth S. Salmon	1	354 million	—		—	—	—	99	104 million	—	—
Patrick M. Gundlach	1	354 million	—		—	—	—	99	104 million	—	—
Small-Cap Growth
Kenneth S. Salmon	1	205 million	—		—	—	—	99	104 million	—	—
Patrick M. Gundlach	1	205 million	—		—	—	—	99	104 million	—	—
International Stock
Brian K. Wolahan (Acadian)(1)	11	3.5 billion	55		8.3 billion	—	—	161	31.4 billion	—	—
William Sterling (Trilogy)	2	460 million	43		5.4 billion	2	249 million	36	6.9 billion	4	1.3 billion
Robert Beckwitt (Trilogy)	2	460 million	37		4.9 billion	2	249 million	36	6.9 billion	—	—
Greg Gigliotti (Trilogy)	—	—	23		2.2 billion	—	—	30	5.3 billion	3	1.3 billion
Emerging Markets Equity
Pablo Salas (Trilogy)	1	399 million	16		2.4 billion	2	401 million	6	1.5 billion	1	53 million
William Sterling (Trilogy)	2	431 million	43		5.4 billion	2	249 million	36	6.9 billion	4	1.3 million
Robert Beckwitt (Trilogy)	2	431 million	37		4.9 billion	2	249 million	36	6.9 billion	—	—
Ultra Short Tax-Free
Craig J. Mauermann	—	—	—		—	—	—	8	451 million	—	—
Duane A. McAllister	—	—	3	*	139 million	—	—	232	868 million	—	—
Short-Term Income
Vincent S. Russo	—	—	—		—	—	—	57	691 million	—	—
Short-Intermediate Bond
Jason D. Weiner	2	710 million	—		—	—	—	42	1.03 billion	—	—
Intermediate Tax-Free
John D. Boritzke	—	—	3	*	139 million	—	—	232	868 million	—	—
Duane A. McAllister	—	—	3	*	139 million	—	—	232	868 million	—	—
Government Income
Jason D. Weiner	2	494 million	—		—	—	—	42	1.03 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager			Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager	Number		Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Corporate Income
Tere Alvarez Canida (TCH)	2	*	76 mmillion	—	—	—	—	68	6.73 billion	—	—
Alan M. Habacht (TCH)	2	*	76 million	—	—	—	—	68	6.73 billion	—	—
William J. Canida (TCH)	2	*	76 million	—	—	—	—	68	6.73 billion	—	—
Aggregate Bond
Jason D. Weiner	2		572 million	—	—	—	—	42	1.03 billion	—	—
Core Plus Bond
Tere Alvarez Canida (TCH)	2	*	69 million	—	—	—	—	68	6.73 billion	—	—
Alan M. Habacht (TCH)	2	*	69 million	—	—	—	—	68	6.73 billion	—	—
William J. Canida (TCH)	2	*	69 million	—	—	—	—	68	6.73 billion	—	—

*	Includes account(s) managed jointly with other portfolio manager(s)
(1)

Acadian’s portfolio managers function as a team and are not segregated along product lines or by client type. A team of fourteen portfolio managers works jointly on all accounts and the data shown in this table reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Funds, they may track the same benchmarks or indexes as the Funds track, and they may sell securities that are eligible to be held, sold or purchased by the Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including a Fund.

To address and manage these potential conflicts of interest, each of the Adviser, Acadian, Trilogy and TCH has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

Compensation of Portfolio Managers

Adviser

Compensation for the Adviser’s portfolio managers generally consists of a base salary, a performance bonus and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on his or her level of experience and responsibilities in accordance with industry standards and competitive factors. A portfolio manager’s performance bonus is determined primarily in relation to the pre-tax investment performance of the accounts, including the Funds, under his or her management. Performance is measured relative to the long- and short-term performance of an index assigned to each fund and account, measured on a one- and three-year basis, with greater weight given to long-term performance. With respect to the portion of compensation received for managing the Fund, each portfolio manager’s performance is measured against the index set forth in the following table:

Fund	Index
Marshall Large-Cap Value	Lipper Large Cap Value Funds Index
Marshall Large-Cap Growth	Lipper Large-Cap Growth Funds Index
Marshall Large-Cap Focus	Lipper Large-Cap Core Funds Index
Marshall Mid-Cap Value	Lipper Mid-Cap Value Funds Index
Marshall Mid-Cap Growth	Lipper Mid-Cap Growth Funds Index
Marshall Small-Cap Growth	Lipper Small-Cap Growth Funds Index
Marshall Ultra Short Tax-Free	Blend of 50% Barclays Capital 1-Year Municipal Bond Index and 50% iMoney Tax Free National Retail Index
Marshall Short-Term Income	Lipper Short-Term Investment Grade Debt Funds Index
Marshall Short-Intermediate Bond	Lipper Short/Intermediate Investment Grade Debt Funds Index
Marshall Intermediate Tax-Free	Lipper Intermediate Municipal Debt Funds Index
Marshall Government Income	Lipper U.S. Mortgage Funds Index
Marshall Aggregate Bond	Lipper Intermediate Investment Grade Debt Funds Index

In addition, portfolio managers are eligible to participate in a bonus pool, which is based on the percentage of revenues generated by the assets managed by the Adviser. Payments under the bonus pool are discretionary as determined by the Adviser’s Chief Investment Officer and Director of Equity Research or Director of Fixed Income Research, as applicable. The Chief Investment Officer also may authorize additional incentive compensation to certain portfolio managers who provide significant assistance to the Adviser in creating new institutional investor relationships. In order to attract and retain experienced and talented individuals, the Adviser also may offer certain portfolio managers stock options in M&I Corp., the Adviser’s parent company, and/or certain perquisites, such as reimbursement of club membership dues. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Adviser’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

TCH

Compensation for TCH’s portfolio managers includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers’ compensation is not based on the performance of the individual Funds. Compensation is not directly based on the value of assets held in the Funds’ portfolios.

Acadian

Acadian’s compensation structure varies among professionals, although the basic package involves a base salary, bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key Employee Limited Partnership (KELP). Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian’s financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian’s bonus pool is funded via a profit-sharing arrangement with Old Mutual plc, Acadian’s parent company. The profit-sharing is solely a function of Acadian’s financial results; the results of the larger Old Mutual group do not impact this calculation.

Trilogy

The primary elements of total compensation for Trilogy portfolio managers are a base salary and a variable annual performance cash incentive award. In addition, long term non-cash incentives such as equity ownership may be awarded from time to time. Furthermore, each senior portfolio manager is currently an equity stakeholder with Trilogy, which encourages retention and provides full participation in the success of the business. The base salary portion of total compensation for portfolio managers represents a relatively small portion of total compensation for the portfolio managers. Compensation is structured in this way to create strong incentives for overall portfolio manager performance. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role. The portfolio manager’s bonus is determined by the Trilogy Compensation Committee and may be modified each year as appropriate to reflect changes in the market. In addition, the Compensation Committee may adjust the factors used to determine bonuses to align behavior with good performance. The factors used by Trilogy’s Compensation Committee include, among others, individual performance, attainment of specified goals, teamwork, success of investment ideas, leadership and the success of the firm and its investment products. The Trilogy Compensation Committee evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third-party industry compensation consultant. No material differences exist between the compensation structure that exists for portfolio managers responsible for mutual fund accounts and that of portfolio managers responsible for other types of accounts.

Ownership of Fund Shares by Portfolio Managers

As of August 31, 2010, the portfolio managers beneficially owned shares of the Funds they manage having a value within the range shown below.

Fund/Portfolio Manager	Dollar Range of Shares Owned
Large-Cap Value
Daniel P. Brown	$50,001 – $100,000
Large-Cap Growth
Alan K. Creech	$100,001 – $500,000
Robert G. Cummisford	$100,001 – $500,000
Large-Cap Focus
Carl Goldsmith	None
Marla Ryan	None
Brenda Cullen	None
Mid-Cap Value
Matthew B. Fahey	$100,001 – $500,000
Mid-Cap Growth
Kenneth S. Salmon	$50,001 – $100,000
Patrick M. Gundlach	$50,001 – $100,000
Small-Cap Growth
Kenneth S. Salmon	None
Patrick M. Gundlach	$100,001 – $500,000
International Stock
Brian K. Wolahan (Acadian)	None
William Sterling (Trilogy)	None
Robert Beckwitt (Trilogy)	None
Greg Gigliotti (Trilogy)	None
Emerging Markets Equity
Pablo Salas (Trilogy)	$500,001 – $1,000,000
William Sterling (Trilogy)	None
Robert Beckwitt (Trilogy)	None
Ultra Short Tax-Free
Craig J. Mauermann	$10,001 – $50,000
Duane A. McAllister	None
Short-Term Income
Vincent S. Russo	None
Short-Intermediate Bond
Jason D. Weiner	$100,001 – $500,000
Intermediate Tax-Free
John D. Boritzke	$10,001 – $50,000
Duane A. McAllister	$10,001 – $50,000
Government Income
Jason D. Weiner	None
Corporate Income
Tere Alvarez Canida (TCH)	None
Alan M. Habacht (TCH)	None
William J. Canida (TCH)	None
Aggregate Bond
Jason D. Weiner	None
Core Plus Bond
Tere Alvarez Canida (TCH)	None
Alan M. Habacht (TCH)	None
William J. Canida (TCH)	None

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Funds’ portfolios to the Adviser and, in the case of International Stock and Emerging Markets Equity, has authorized the Adviser to delegate its authority to vote proxies to the Sub-Advisers on behalf of the Funds. Due to the Funds’ proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Money Market Funds or Income Funds.

Adviser’s Proxy Voting Policies and Procedures

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser’s clients with respect to the potential economic return on the clients’ investments. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted to a company’s shareholders for vote. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote in accordance with the recommendation of the issuer’s board of directors. Routine matters include, but are not limited to, proposals to approve independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms; and compensation or salary levels for employees and/or directors that appear to be consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans, except that the Adviser will require management to provide substantial justification for repricing of options in order to vote for such proposal.

On matters of corporate governance, generally the Adviser will vote for proposals to permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and proposals to opt-out of state takeover statutes. The Adviser will generally vote against the adoption of super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

Proxy Voting Procedures

The Trust Investment Committee, comprised of the members of the Adviser and M&I Trust, has appointed a Proxy Officer who has the authority to vote proxies pursuant to the proxy voting policy. The Proxy Officer will direct proposals that he or she is unable to determine how to vote or where there has been a recommendation not to vote in accordance with a predetermined policy to the Proxy Voting Committee of M&I Trust. The Proxy Voting Committee may refer any matter that it is uncertain how to vote to the Trust Investment Committee for a final decision.

The Adviser’s proxy voting procedures permit the Proxy Voting Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor for purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser’s clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

TCH’s Proxy Voting Policies and Procedures

TCH, the Subadviser to Corporate Income and Core Plus Bond, does not anticipate voting proxies on behalf of these Funds due to their proposed investments in bonds and other non-voting fixed-income securities.

Acadian’s Proxy Voting Policies and Procedures

Proxy Voting Policies

When voting proxies on behalf of its clients, Acadian assumes a fiduciary responsibility to vote in its clients’ best interests. Acadian has retained RiskMetrics Group (formerly Institutional Shareholder Services) (RiskMetrics) to research and vote proxies on behalf of its clients, subject to ongoing supervision and in accordance with policies and procedures negotiated and agreed to between Acadian and Risk Metrics. Generally, Risk Metrics’ proxy voting policies are as follows:

•

Management Proposals—On proposals introduced by company management, RiskMetrics will generally vote in accordance with management’s recommendations on proposals involving uncontested election of directors, approval of independent auditors, executive compensation plans, routine corporate structure, share issuance, allocations of income, script dividend proposals, increases in capital or par value and share repurchase plans.

•

Shareholder Proposals—Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business and voted in favor of shareholder initiatives concerning the maximization of shareholder value.

•

Non-routine proposals—Non-routine proposals are examined on a case-by-case basis and a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. Examples of non-routine proposals are reorganizations or restructurings, amendments to articles of association, non-executive director compensation proposals, increased borrowing power and debt issuance requests.

Acadian reserves the right to override RiskMetrics vote recommendations if it believes that changing the vote is in the best interest of its clients. Overrides must be approved by an executive officer of Acadian and documented, including the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interests of clients conflicts with Acadian’s interests. In these situations Risk Metrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Acadian Proxy Coordinator will prepare a report to the Acadian Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Trilogy’s Proxy Voting Policies and Procedures

Proxy Voting Policies

As a matter of policy and as a fiduciary to its clients, Trilogy has responsibility for the voting of proxies for portfolio securities consistent with the best economic interests of the clients. The guiding principal by which Trilogy votes on all matters submitted for vote is the maximization of the ultimate economic value of a client’s holdings. Trilogy has engaged RiskMetrics to vote its proxies and to provide research concerning matters contained in the proxies. RiskMetrics ensures that each proposal regarding stocks held in the portfolio of the International Stock Fund managed by Trilogy or the Emerging Markets Equity Fund is voted in the best interests of its shareholders.

In order to avoid inherent conflicts of interest, Trilogy generally votes its proxies in accordance with the RiskMetrics recommendation. Certain client proxies, such as those of ERISA plans, may be voted differently from other clients. In the case where a member of the investment team wishes to vote against the RiskMetrics recommendation, the matter is brought to the Trilogy Proxy Committee which decides the matter using its best judgment based upon the guiding principle of seeking the maximization of economic value to its clients and avoiding conflicts of interest between Trilogy and its clients. Trilogy reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if the costs associated with voting such proxy outweigh the benefits to clients or circumstances make such an abstention or withholding in the best interests of the clients.

Proxy Voting Record

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers and M&I Trust. Pursuant to the Disclosure Policy, the Corporation may disclose information about the Funds’ portfolio holdings in accordance with regulatory requirements and in the following circumstances:

•

As required by SEC regulations, the Corporation will disclose the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•

The Adviser or a Sub-Adviser may disclose Fund portfolio holdings in regulatory filings and, from time to time, to the Funds’ service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent registered public accounting firm, legal counsel and financial printer, in connection with the fulfillment of their duties to the Funds and the Corporation;

•	The Funds’ portfolio holdings as of each month end are disclosed on the Funds’ website at http://www.marshallfunds.com no earlier than five days after month end;

•	The Money Market Funds’ portfolio holdings as of each previous month end are disclosed on the Funds’ website no later than the fifth business day of the month.

•	The Funds’ portfolio holdings as of each month end are disclosed to certain approved institutional databases following the posting of the holdings on the Funds’ website as described above;

•	Portfolio holdings of the Funds as of a particular month end may be provided to portfolio managers of M&I Trust in connection with presentations to M&I Trust’s existing clients; and

•	Portfolio holdings are provided to rating agencies that rate a Fund as required by the rating agency.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law which prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Funds, the Adviser, Sub-Advisers or M&I Trust in connection with the disclosure of portfolio holdings in accordance with this policy. The Funds’ Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Funds, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended (Section 28(e)), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Funds, however, will not be disproportionate to the benefits received by the Funds on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The following table shows aggregate total commissions paid by each Fund to brokers that provide brokerage and research services to the Adviser and/or Sub-Advisers and the aggregate principal value of the transactions for the fiscal year ended August 31, 2010. No information is provided for Large-Cap Focus, as it had not commenced operations prior to August 31, 2010.

Fund	Brokerage Commissions Paid to Brokers Who Provide Brokerage and Research Services	Principal Value of Transactions
Large-Cap Value	$369,474	$328,093,319
Large-Cap Growth	$396,112	$414,852,569
Mid-Cap Value	$388,351	$269,247,586
Mid-Cap Growth	$885,857	$532,681,073
Small-Cap Growth	$2,241,974	$919,509,196

Fund	Brokerage Commissions Paid to Brokers Who Provide Brokerage and Research Services	Principal Value of Transactions
International Stock	$31,488	$35,266,516
Emerging Markets Equity	$11,444	$6,600,861
Ultra Short Tax-Free*	N/A	N/A
Short-Term Income	N/A	N/A
Short-Intermediate Bond	N/A	N/A
Intermediate Tax-Free	N/A	N/A
Government Income	N/A	N/A
Corporate Income	N/A	N/A
Aggregate Bond	N/A	N/A
Core Plus Bond	N/A	N/A
Government Money Market	N/A	N/A
Tax-Free Money Market	N/A	N/A
Prime Money Market	N/A	N/A

*	For the period from October 1, 2009, the date on which Ultra Short Tax-Free commenced operations, to August 31, 2010, the end of the Fund’s fiscal year.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to a Fund. In making allocations between the Funds, and between a Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

For the fiscal years ended August 31, 2010, 2009 and 2008, the Funds paid the following brokerage commissions. No information is provided for Large-Cap Focus, as it had not commenced operations prior to August 31, 2010.

	For the fiscal year ended August 31
Fund	2010		2009		2008
Large-Cap Value	$443,030		$548,542		$263,011
Large-Cap Growth	$422,251		$542,404		$436,701
Mid-Cap Value	$392,457		$434,776		$678,511
Mid-Cap Growth	$924,875		$1,226,680		$938,808
Small-Cap Growth	$2,459,898		$2,246,088		$1,949,324
International Stock	$201,866		$409,099		$737,689
Emerging Markets Equity	$71,732		$75,484	*	N/A
Ultra Short Tax-Free	$661	**	N/A		N/A
Short-Term Income	$889		$3,290		$4,972
Short-Intermediate Bond	—		—		—
Intermediate Tax-Free	$1,557		$396		—
Government Income	—		—		—
Corporate Income	—		—		N/A
Aggregate Bond	—		—		—
Core Plus Bond	—		—		N/A
Government Money Market	—		—		—
Tax-Free Money Market	—		—		—
Prime Money Market	—		—		—

*	Amounts for Emerging Markets Equity are for the period from December 23, 2008, the date on which the Fund commenced operations, to August 31, 2009, the end of the Fund’s fiscal year.
**	Amounts for Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund commenced operations, to August 31, 2010, the end of the Fund’s fiscal year.

Unless otherwise noted below, during the fiscal year ended August 31, 2010, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/10) (000s omitted)
Large-Cap Value	Bank of America Corp.	$3,792
	Goldman Sachs Group Inc	$2,194
	JP Morgan Chase & Co.	$5,246
	Morgan Stanley	$1,127
Large-Cap Growth	Goldman Sachs Group Inc	$1,643
International Stock	Credit Suisse Group AG	$711
	Deutsche Bank AG	$565
	HSBC Holdings PLC	$610
	Nomura Holdings Inc.	$173
Short Term Income	Bank of America Corp.	$1,485
	Barclays PLC	$1,274
	Citigroup Inc	$1,366
	Credit Suisse Group AG	$1,300
	Goldman Sachs Group Inc	$1,408
	HSBC Holdings PLC	$1,001
	JP Morgan Chase & Co.	$1,781
	Morgan Stanley	$1,525
	UBS AG	$1,005
Short-Intermediate Bond	Citigroup Inc	$1,031
	Credit Suisse Group AG	$2,072
	Goldman Sachs Group Inc	$1,619
	Morgan Stanley	$1,529
Corporate Income	Bank of America Corp.	$999
	Goldman Sachs Group Inc.	$350
	HSBC Holdings PLC	$1,035
	JP Morgan Chase & Co.	$1,751
	Merrill Lynch & Co.	$276
	Morgan Stanley	$752
	Nomura Holdings Inc.	$801
Aggregate Bond	Bank of America Corp.	$2,064
	Citigroup Inc.	$2,063
	Credit Suisse Group AG	$3,108
	Goldman Sachs Group Inc.	$2,698
	Morgan Stanley	$2,540
Core Plus Bond	Goldman Sachs Group Inc.	$818
	HSBC Holdings PLC	$776
	JP Morgan Chase & Co.	$501
	Merrill Lynch & Co.	$276
	Morgan Stanley	$503
	Nomura Holdings Inc.	$744
Prime Money Market	Barclays PLC	$50,000
	Citigroup Inc	$44,546

INFORMATION ABOUT THE FUNDS’ SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Funds, the Adviser, Acadian, Trilogy, TCH and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator

M&I Trust is the administrator of the Funds. M&I Trust is entitled to receive fees from each of the Equity Funds and Income Funds at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

M&I Trust, as administrator, is entitled to receive fees from the Money Market Funds at the following annual rates based on the aggregate ADNA of the Money Market Funds combined:

Fee	Fund’s ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.

For the fiscal periods ended August 31, 2010, 2009 and 2008, the administrator was paid (net of waivers) the following fees. No information is provided for Large-Cap Focus, as it had not commenced operations prior to August 31, 2010.

	For the fiscal year ended August 31
Fund	2010	2009	2008
Large-Cap Value	$174,939	$174,746	$280,263
Large-Cap Growth	$161,078	$139,251	$231,115
Mid-Cap Value	$221,485	$177,371	$371,846
Mid-Cap Growth	$197,847	$157,047	$232,323
Small-Cap Growth	$299,094	$188,688	$259,599
International Stock	$73,565	$136,743	$416,088
Emerging Markets Equity(1)	$54,059	$15,759	N/A
Ultra Short Tax-Free(2)	$138,189	N/A	N/A
Short-Term Income	$106,026	$81,660	$103,271
Short-Intermediate Bond	$163,081	$180,721	$397,153

	For the fiscal year ended August 31
Fund	2010	2009	2008
Intermediate Tax-Free	$237,534	$96,657	$79,465
Government Income	$379,286	$454,149	$593,257
Corporate Income(1)	$38,873	$9,941	N/A
Aggregate Bond	$249,188	$211,704	$239,101
Core Plus Bond(1)	$62,312	$24,126	N/A
Government Money Market(3)	$243,502	$316,106	$149,887
Tax-Free Money Market(3)	$296,544	$270,162	$213,998
Prime Money Market(3)	$1,338,817	$1,571,008	$1,695,571

(1)

The fees paid for fiscal 2009 by each of Emerging Markets Equity, Corporate Income and Core Plus Bond are for the period from December 23, 2008, the date on which each Fund began operations, to August 31, 2009, the end of each Fund’s fiscal year.

(2)	The fees paid by Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund began operations, to August 31, 2010, the end of the Fund’s fiscal year.
(3)	Fees for the Money Market Funds prior to July 1, 2008 were:

Fee	Combined ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on ADNA in excess of $1.5 billion

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing and maintenance of the Corporation’s governing documents, minutes of Board meetings and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	preparation, negotiation and administration of contracts on behalf of a Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development and operation of a Fund; and

•	provision of advice to the Funds and the Board.

Sub-Administrator

UMBFS is the Funds’ sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	drafting and reviewing of the Funds’ annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Funds; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to each of the Funds (other than the Money Market Funds), in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee (Domestic Funds)	Fee (International Funds)
Up to $200 million	0.0090%	0.0300%
Next $200 million	0.0085	0.0250
Next $200 million	0.0075	0.0200
Next $200 million	0.0065	0.0175
Next $200 million	0.0055	0.0150
Next $200 million	0.0045	0.0125
Over $1.2 billion	0.0035	0.0100

With respect to the Money Market Funds, UMBFS receives from the administrator, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rate as a percentage of the Fund’s ADNA as of April 1, 2009:

ADNA	Fee
Up to $250 million	0.0055%
Next $250 million	0.0050
Next $250 million	0.0045
Next $1.75 billion	0.0030
Next $2.5 billion	0.0025
Next $2.5 billion	0.0020
Over $7.5 billion	0.0015

Prior to April 1, 2009, the following fee schedule for the Money Market Funds was in effect:

ADNA	Fee
Up to $250 million	0.0055%
Next $250 million	0.0050
Next $250 million	0.0045
Over $750 million	0.0030

For the fiscal periods ended August 31, 2010, 2009 and 2008, the administrator paid UMBFS $556,689, $541,713 and $678,521, respectively, under the Sub-Administration Agreement.

Securities Lending

The Funds pay a portion of the net revenue earned on securities lending activities to M&I Trust for its services as a securities lending agent. The following amounts were paid for the fiscal year ended August 31, 2010.

Fund	Securities Lending Fees Paid
Large-Cap Value	$30,560
Large-Cap Growth	$49,721
Mid-Cap Value	$59,147
Mid-Cap Growth	$110,427
Small-Cap Growth	$199,774
International Stock	$11,110
Short-Term Income	$4,679
Short-Intermediate Bond	$54,596
Government Income	$109,242
Corporate Income	$1,429
Aggregate Bond	$70,138
Core Plus Bond	$1,802

Payments to Financial Intermediaries

The Adviser, M&I Trust, M&I Financial Advisors, MID and/or their affiliates may pay compensation, out of their own assets and not as an additional charge to each Fund, to financial intermediaries, including their affiliates, for services provided to clients who hold Fund shares, for introducing new shareholders to the Funds and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%.

The Adviser, M&I Trust, M&I Financial Advisors, MID and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.

Financial Intermediaries
American United Life Insurance Co.	Penson Financial Services Inc.
Ameriprise Advisor Services Inc.	Pershing, LLC
Ameritrade Inc.	PNC Capital Markets
Charles Schwab & Co. Inc.	Prudential PIMS/Retirement
Comerica Bank	RBC Dain Rauscher
E*Trade Clearing LLC	RBC Global Markets Corporation
First Clearing Corporation LLC	Reliance Trust Company
FIS	Ridge Clearing & Outsourcing
FTC & Co.	Robert W. Baird
Hartford Life Insurance Co.	Scottrade Inc.
HC Denison Company	Sterne Agee & Leach Inc.
LaSalle Bank	Stifel Nicolaus & Company Inc.
LPL Financial Corporation	TC Advisors Network Inc.
Mid Atlantic Capital Corp	Trust Company of America
Morgan Stanley Dean Witter & Co.	US Bancorp Investments Inc.
Morgan Stanley Smith Barney LLC	US Clearing Corp.
MSCS Financial Services	USAA Investment Management Co.
National Financial Services (Fidelity)	Vanguard Brokerage Services
Netstock Investment Corporation	Vanguard Fiduciary Trust Company
Northwestern Mutual Investment	Wells Fargo Investments LLC

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. The fee is based on the level of the Funds’ average net assets for the period plus out-of-pocket expenses.

Each Fund may pay amounts to third parties, such as banks, broker-dealers or affiliated entities, including M&I Trust, that provide recordkeeping services, shareholder servicing and/or other administrative services to the Funds.

Fund Accountants

UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin, provides fund accounting services to the Funds, except International Stock and Emerging Markets Equity.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, provides fund accounting services to International Stock and Emerging Markets Equity.

For their services, UMBFS and State Street Bank & Trust Company receive a fee based on net assets of the Funds.

Custodians

M&I Trust, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, a subsidiary of M&I Corp., is a custodian for the securities and cash of the Funds, except International Stock and Emerging Markets Equity. For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of a Fund’s average aggregate daily net assets.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, is a custodian for the securities and cash of International Stock and Emerging Markets Equity.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds, PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, the yield and total return of the Investor Class, Advisor Class and/or Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended August 31, 2010 are incorporated herein by reference from the Funds’ Annual Report dated August 31, 2010 (for the fiscal year ended August 31, 2010) (File Nos. 33-48907 and 811-58433). A copy of the Annual Report for a Fund may be obtained without charge by contacting MIS at the address located on the back cover of the SAI or by calling MIS at 1-414-287-8555 or 1-800-236-FUND (3863).

APPENDIX

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

Short-Term Issue Credit Ratings

A-2

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’ , ‘B-2’ , and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Short-term vs. Long-term Ratings

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ , or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’ denotes that Fitch Ratings does not publicly rate the associated issuer or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the creditworthiness is particularly strong, a “+” is added to the assigned rating.

F2(xxx)	Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

•	Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) also may be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative.

•

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ , or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.

Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’

Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)	‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)	‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx)	‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)	‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)	‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)	‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)	These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

E(xxx)	Adequate information is not available to meet the obligations of the rating. This category is used as a downgrade when the previous rating is suspended due to a lack of documentation from the issuer necessary to continue surveillance and maintain the rating.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Short-Term Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

ADDRESSES

The Funds:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Distributor:

M&I Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Adviser:

M&I Investment Management Corp.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Sub-Adviser to Corporate Income and Core Plus Bond:

Taplin, Canida & Habacht, LLC

1001 Brickell Bay Drive, Suite 2100

Miami, Florida 33131

Sub-Advisers to International Stock:

Acadian Asset Management, LLC

One Post Office Square

Boston, Massachusetts 02109

Trilogy Global Advisors, LP

1114 Avenue of the Americas, 28th Floor

New York, New York 10036

Sub-Adviser to Emerging Markets Equity:

Trilogy Global Advisors, LP

1114 Avenue of the Americas, 28th Floor

New York, New York 10036

Custodian (except for International Stock and Emerging Markets Equity) and Administrator:

Marshall & Ilsley Trust Company N.A.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02171

Sub-Administrator and Portfolio Accounting Services Agent (except for International Stock and Emerging Markets Equity):

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233

Custodian and Portfolio Accounting Services Agent (for International Stock and Emerging Markets Equity):

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Shareholder Servicing Agent:

Marshall Investor Services, a division of

Marshall & Ilsley Trust Company N.A.

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Legal Counsel:

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

One North Wacker

Chicago, Illinois 60606

Marshall Investor Services

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

414-287-8555 or 1-800-236-FUND (3863)

www.marshallfunds.com